                                                                  Exhibit 10.73

                                CREDIT AGREEMENT


                          Dated as of November 5, 1997


                                    Between


                          DORAL FINANCIAL CORPORATION,


                          DORAL MORTGAGE CORPORATION,


                            THE LENDERS PARTY HERETO


                                      And


                             BANKERS TRUST COMPANY,
                                    as Agent

                               TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
ARTICLE 1
DEFINITIONS.......................................................................................................1
         Section 1.1       Defined Terms..........................................................................1
         Section 1.2       Terms Generally.......................................................................11

ARTICLE 2
AMOUNTS AND TERMS OF LOANS.......................................................................................12
         Section 2.1       Commitments...........................................................................12
         Section 2.2       Method of Borrowing and of Conversions/Continuations..................................12
         Section 2.3       Conversions/Continuations of Loans....................................................13
         Section 2.4       Disbursement of Funds.................................................................13
         Section 2.5       Notes.................................................................................14
         Section 2.6       Interest..............................................................................15
         Section 2.7       Termination or Reduction of Commitments...............................................15
         Section 2.8       Mandatory Repayments..................................................................15
         Section 2.9       Optional Prepayments..................................................................16
         Section 2.10      Fees..................................................................................16
         Section 2.11      Payments, Etc,........................................................................16
         Section 2.12      Eurodollar Rate Not Determinable; Illegality or Impropriety...........................18
         Section 2.13      Reserve Requirements; Change in Circumstances.........................................18
         Section 2.14      Indemnity.............................................................................20
         Section 2.15      Taxes.................................................................................20
         Section 2.16      Sharing of Setoffs....................................................................21

ARTICLE 3
CONDITIONS TO LOANS..............................................................................................22
         Section 3.1       Conditions to Loans...................................................................22

ARTICLE 4
REPRESENTATIONS AND WARRANTIES...................................................................................24
         Section 4.1       Corporate Existence; Compliance with Law and
                                            Contractual Obligations..............................................24
         Section 4.2       Corporate Power; Authorization; Enforceable Obligations...............................25
         Section 4.3       No Legal or Contractual Bar...........................................................25
         Section 4.4       Financial Information.................................................................25
         Section 4.5       No Material Litigation................................................................26
         Section 4.6       Taxes.................................................................................26
         Section 4.7       Investment Company Act................................................................26
         Section 4.8       Subsidiaries..........................................................................26
         Section 4.9       Use of Proceeds.......................................................................26
         Section 4.10      ERISA.................................................................................27
         Section 4.11      Security Interests....................................................................27
         Section 4.12      Agency Approvals......................................................................27
         Section 4.13      Solvency..............................................................................27

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                                     - ii -


         Section 4.14      Pledged Servicing Portfolio...........................................................27

ARTICLE 5
COVENANTS........................................................................................................28
         Section 5.1       Affirmative Covenants.................................................................28
         Section 5.2       Negative Covenants of Each Borrower...................................................33
         Section 5.3       Additional Negative Covenants.........................................................36

ARTICLE 6
EVENTS OF DEFAULT................................................................................................36
         Section 6.1       Events of Default.....................................................................36

ARTICLE 7
THE AGENT........................................................................................................39
         Section 7.1       Appointment of Agent..................................................................39
         Section 7.2       Nature of Duties of Agent.............................................................39
         Section 7.3       Lack of Reliance on Agent.............................................................40
         Section 7.4       Certain Rights of Agent...............................................................40
         Section 7.5       Reliance by Agent.....................................................................40
         Section 7.6       Indemnification of Agent..............................................................41
         Section 7.7       Agent in its Individual Capacity......................................................41
         Section 7.8       Holders of Notes......................................................................41
         Section 7.9       Successor Agent.......................................................................41

ARTICLE 8
MISCELLANEOUS PROVISIONS.........................................................................................42
         Section 8.1       Notices...............................................................................42
         Section 8.2       Amendments, Etc.......................................................................43
         Section 8.3       No Waiver; Remedies Cumulative........................................................43
         Section 8.4       Payment of Expenses, Etc..............................................................43
         Section 8.5       Right of Setoff.......................................................................44
         Section 8.6       Benefit of Agreement..................................................................44
         Section 8.7       GOVERNING LAW; SUBMISSION TO JURISDICTION.............................................46
         Section 8.8       Counterparts..........................................................................47
         Section 8.9       Headings Descriptive..................................................................47
         Section 8.10      Survival of Representations and Indemnities...........................................47
         Section 8.11      Severability..........................................................................47
         Section 8.12      Indemnification of Collateral Agent...................................................48
         Section 8.13      Joint and Several Nature of the Obligations...........................................48
         Section 8.14      Certain Waivers.......................................................................48
         Section 8.15      Subrogation, Etc......................................................................49
         Section 8.16      Confidentiality.......................................................................50
         Section 8.17      Integration...........................................................................50
         Section 8.18      WAIVER OF JURY TRIAL..................................................................50

EXHIBITS

Exhibit A         Form of Note

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                                    - iii -


Exhibit B         Security and Collateral Agency Agreement
Exhibit C         Form of Opinion of Borrowers' Counsel
Exhibit D-1       Officer's Certificate (DFC)
Exhibit D-2       Officer's Certificate (DMC)
Exhibit E         Notice of Borrowing
Exhibit F         Notice of Conversion/Continuation
Exhibit G         Form of Power of Attorney
Exhibit H         Addresses for Notices
Exhibit I         Material Litigation
Exhibit J         Form of Confidentiality Agreement
Exhibit K         Permitted Subordinated Indebtedness
Exhibit L         Form of Pledged Servicing Portfolio Report
Exhibit M         [Reserved]
Exhibit N         Authorized Officers
Exhibit O         Form of Assignment and Acceptance

                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT is made and dated as of November 5, 1997, by and between the Lenders party hereto from time to time, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders, DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico, and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "BORROWER" and collectively, the "BORROWERS"). Capitalized terms not otherwise defined herein are defined in Article I.



                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.1       DEFINED TERMS.

                  For purposes of this Agreement, the terms set forth below shall have the following meanings:

                  "ACCUMULATED FUNDING DEFICIENCY" shall mean a funding deficiency described in Section 302 of ERISA.

                  "ACKNOWLEDGMENT AGREEMENT" shall mean an acknowledgment agreement in form and substance satisfactory to the Agent pursuant to which FNMA, FHLMC, GNMA or any other Person which owns Mortgage Loans or has issued mortgaged-backed securities for which either Borrower holds direct servicing rights, acknowledges and recognizes the security interest in such rights granted to the Secured Parties.

                  "ADJUSTED TANGIBLE NET WORTH" shall mean, as of any date, (a) the sum of: (i) Book Net Worth as of such date, (ii) one percent (1.0%) of the outstanding principal balance of Mortgage Loans with respect to which the Borrowers have direct servicing rights on such date, and (iii) the aggregate principal amount of Permitted Subordinated Indebtedness outstanding as of such date, less (b)(i) thirty-five percent (35%) of the amount of "interest only strip securities", (ii) all purchased loan administration contracts and
         (iii) all other assets that would be classified as intangible assets under GAAP, including purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, deferred charges (including unamortized debt discount and expense, organization and acquisition costs and research and product development costs), and in accordance with FASB 65, as amended by FASB 122, by the Financial Accounting Standards Board, any originated mortgage servicing rights.

                  "AFFILIATE" shall mean, as to any Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with, such Person, whether through the ownership of voting securities, by contract or otherwise. "Control" as used herein (and all forms of the word) means the power to direct the management and policies of a Person.

                  "AGENCY" shall mean FHA, FHLMC, FNMA, GNMA or VA.

                  "AGENT" shall mean Bankers Trust Company, in its capacity as agent for the Lenders hereunder, and any successor agent appointed pursuant to Section 7.9.

                  "AGREEMENT" shall mean this Agreement, as amended, modified or supplemented from time to time.

                  "AUTHORIZED OFFICERS" shall mean those officers identified on Exhibit N attached hereto; provided that DFC or DMC, as the case may be, may, with respect to its Authorized Officers, by notice to the Agent in accordance with Section 8.1, add or delete any person from the list of Authorized Officers set forth above.

                  "BASE EURODOLLAR RATE" shall mean, with respect to any Eurodollar Loan, a rate per annum equal to the offered rate for U.S. Dollar deposits, in an amount equal to amount of the Eurodollar Loan proposed to be subject to such rate and with maturities comparable to such Eurodollar Interest Period, that appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Period; provided that if such rate does not appear on Telerate Page 3750, the "Base Eurodollar Rate" applicable to a particular Eurodollar Interest Period shall mean a rate per annum equal to the rate at which U.S. Dollar deposits, in an amount equal to the principal amount of the Eurodollar Loans proposed to be subject to such rate and with maturities comparable to such Eurodollar Interest Period, are offered in immediately available funds in the London Interbank Market to the London office of the Agent by leading banks in the London Interbank Market as of approximately 11:00 a.m., London time, two (2) Eurodollar Business Days prior to the commencement of the Eurodollar Interest Period to which such Base Eurodollar Rate is applicable.

                  "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States and any successor thereto.

                  "BOOK NET WORTH" shall mean (a) the sum of (i) the net worth, determined in accordance with GAAP consistently applied, of (A) DFC on a non-consolidated basis, (B) DMC, (C) Centro Hipotecaro de Puerto Rico, Inc. and (D) other Subsidiaries of DFC engaged primarily in the business of mortgage banking (as reasonably determined by the Agent, but excluding Doral Bank and Doral Securities) and (ii) the amount of intercompany payables between DFC and DMC, less (b) the sum of (i) the amount of intercompany receivables between DFC and DMC and (ii) investments by DFC and/or DMC in any Subsidiaries, which investments are listed under the account titled "Other Assets" (as such term is used in the consolidated balance sheet of DFC dated as of December 31,
         1996) or which are listed under other accounts. Notwithstanding the foregoing, if at any time any of the entities listed in clauses (B),
         (C) or (D) above become businesses engaged primarily in activities other than mortgage banking (as reasonably determined by the Agent), then the net worth of such entity shall not be included in clause (i) for the purposes of calculating Book Net Worth.

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                                     - 3 -


                  "BORROWER" and "BORROWERS" shall have the meaning given such terms in the introductory paragraph of this Agreement.

                  "BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Loans made concurrently by all of the Lenders.

                  "BUSINESS DAY" shall mean any day other than (i) a Saturday, Sunday and any other day on which banks in New York City are required or authorized to close or (ii) any public or bank holiday in the Commonwealth of Puerto Rico.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations issues thereunder as from time to time in effect.

                  "COLLATERAL" shall have the meaning given such term in
         Section 1 of the Security Agreement.

                  "COLLATERAL AGENT" shall mean initially Bankers Trust Company, in its capacity as "Collateral Agent" under the Security Agreement, and any successor collateral agent thereto acceptable to the Required Lenders and the Borrowers and designated as the "Collateral Agent" under the Security Agreement.

                  "COLLATERAL VALUE OF THE PLEDGED SERVICING PORTFOLIO" shall mean, at the time of determination thereof, an amount equal to the lesser of (i) sixty-five percent (65%) of the fair market value of the servicing rights relating to the Mortgage Loans included in the Pledged Servicing Portfolio and (ii) one percent (1.0%) of the unpaid principal balance of the Mortgage Loans included in the Pledged Servicing Portfolio (in each case as reflected on the most recent Pledged Servicing Valuation Report delivered to the Agent, provided that no collateral value shall be attributed to the FNMA servicing rights or the FHLMC servicing rights relating to the FNMA/FHLMC Servicing Portfolio until a duly executed Acknowledgment Agreement from FNMA or FHLMC, respectively, has been received by the Collateral Agent, and provided further, that if no Pledged Servicing Valuation Report has been delivered to the Agent in accordance with Section 5.1(a)(ix)(B) or 5.1(a)(ix)(C), then the Collateral Value of the Pledged Servicing Portfolio shall be an amount determined by the Agent in its sole discretion).

                  "COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Loans hereunder as set forth in
         Section 2.1, as such commitment may be reduced pursuant to Section 8.6(c).

                  "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "CONVERSION/CONTINUATION DATE" shall mean (a) any date on which the Lenders, pursuant to Sections 2.2 and 2.3, convert Loans to Loans bearing interest at a different interest rate, or continue outstanding Eurodollar Loans for an additional Eurodollar Interest Period (which date shall be a Eurodollar Business Day in the case of a conversion of Prime

         Loans into Eurodollar Loans or the continuation of a Eurodollar Loan) and (b) the last day of each Eurodollar Interest Period in the case of a Eurodollar Loan.

                  "DEFAULT RATE" shall have the meaning given such term in
         Section 2.6(c).

                  "DEFAULTING LENDER" shall have the meaning given such term in
         Section 2.4(b).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended, and the rules and regulations issued thereunder as from time to time in effect.

                  "ERISA AFFILIATE" shall mean each trade or business, including the Borrowers, whether or not incorporated, that together with the Borrowers would be treated as a single employer under section 4001 of ERISA.

                  "EURODOLLAR BUSINESS DAY" shall mean any Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

                  "EURODOLLAR INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan, the period commencing on the Borrowing Date or a Conversion/Continuation Date for such Eurodollar Loan, as the case may be, and ending one, two or three months thereafter as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion/Continuation; provided that (a) any Eurodollar Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Interest Period shall end on the next preceding Eurodollar Business Day; (b) any Eurodollar Interest Period that begins on the last Eurodollar Business Day of a calendar month or any Eurodollar Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Interest Period shall end on the last Eurodollar Business Day of such calendar month at the end of such Eurodollar Interest Period; and (c) no Eurodollar Interest Period shall end after the Maturity Date.

                  "EURODOLLAR LOAN" shall mean any Loan bearing interest at the rate set forth in Section 2.6(a).

                  "EURODOLLAR RATE" shall mean, with respect to any Eurodollar Interest Period, a rate per annum equal to the quotient obtained by dividing (a) the Base Eurodollar Rate applicable to such Eurodollar Interest Period by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent (1/16 of 1%).

                  "EVENT OF DEFAULT" shall have the meaning given such term in
         Article VI.

                  "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it.

                  "FEES" shall mean all fees payable by the Borrowers to the Agent and/or the Lenders pursuant to Section 2.10 or otherwise.

                  "FHA" shall mean the Federal Housing Administration and any successor thereto.

                  "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.

                  "FNMA" shall mean the Federal National Mortgage Association and any successor thereto.

                  "FNMA/FHLMC SERVICING PORTFOLIO" shall mean the portfolio of outstanding Mortgage Loans (other than Mortgage Loans owned by either Borrower or its Affiliates that are not covered by a Permitted Affiliate Servicing Agreement) that are owned by FNMA or FHLMC or included in pools of Mortgage Loans with respect to which FNMA or FHLMC has issued a Mortgage-Backed Security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgment Agreement.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "GNMA" shall mean the Government National Mortgage Association and any successor thereto.

                  "GNMA SERVICING PORTFOLIO" shall mean the portfolio of outstanding Mortgage Loans (other than Mortgage Loans owned by either Borrower or its Affiliates that are not covered by a Permitted Affiliate Servicing Agreement) that are guaranteed by GNMA or included in pools of Mortgage Loans with respect to which GNMA has issued a Mortgage-Backed Security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgment Agreement if requested by the Agent and the Lenders.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state, commonwealth or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HUD" shall mean the Department of Housing and Urban Development and any successor thereto.

                  "INDEBTEDNESS" shall mean, with respect to any Person, all items of indebtedness that, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a statement of financial condition of such Person as of the date as of which indebtedness is to be determined, including all obligations for money borrowed, the deferred purchase price of property or services and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person, or secured by any Lien upon property owned by such Person, whether or not such indebtedness is assumed, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise (but excluding any obligations (whether recourse or nonrecourse) to advance principal and interest payments and taxes and insurance payments on Mortgage Loans in advance of receipt of such payments from the underlying Obligor under servicing agreements entered into by either Borrower which agreements exist on the date hereof and any similar agreements entered into after the date hereof).

                  "INTERCREDITOR AGREEMENT" shall mean an Intercreditor Agreement between the Agent, the Lenders, and each of the Warehouse Secured Parties providing for, among other things, the Warehouse Lenders' agreement to the granting to the Secured Parties of a first priority security interest in the Collateral, which agreement shall be in form and substance acceptable to the Agent and the Lenders in their sole discretion.

                  "LENDERS" shall mean the banks and other financial institutions party hereto from time to time.

                  "LIEN" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "LOAN" shall mean a loan made by a Lender pursuant to Section
         2.1 for the purposes set forth in Section 4.9.

                  "LOAN DOCUMENTS" shall mean this Agreement, the Security Agreement, the Notes, the Acknowledgment Agreements and any other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, modified or supplemented from time to time.

                  "MARGIN STOCK" shall have the meaning given such term in Regulation U of the Board.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect with respect to (a) the business, operations or financial condition of a Borrower, (b) the ability of any Borrower to pay and perform its Obligations, (c) the validity or enforceability of this Agreement, any of the other Loan Documents, or the rights and remedies of the Secured Parties hereunder or thereunder or (d) the value of the Collateral.

                  "MATERIAL AMOUNT" shall mean, at any time, ten percent (10%) of Book Net Worth, as set forth in the most recent annual or quarterly financial statement of DFC delivered to the

         Lenders and used in DFC's Securities and Exchange Commission 10-K or Securities and Exchange Commission 10-Q filing, as applicable, absent manifest error in such statement.

                  "MATURITY DATE" shall mean October 30, 1998.

                  "MORTGAGE LOAN" shall mean a one- to four-family residential real estate-secured loan.

                  "MORTGAGE-BACKED SECURITY" shall mean any security (including a participation certificate) issued by FHLMC, FNMA or any other Person, or guaranteed by GNMA, that represents an interest in a pool of Mortgage Loans.

                  "MULTIEMPLOYER PLAN" shall mean a plan described in section 4001(a)(3) of ERISA to which the Borrowers or any ERISA Affiliate is required to contribute on behalf of any of its employees.

                  "NOTE" shall have the meaning given such term in Section 2.5.

                  "NOTICE OF BORROWING" shall have the meaning given such term in Section 2.2.

                  "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning given such term in Section 2.2.

                  "OBLIGATIONS" shall mean, collectively, the unpaid principal of and interest on the Loans and any Notes and all other obligations and liabilities of each of the Borrowers to the Agent, the Collateral Agent and the other Secured Parties (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether or not jointly owed with others, liquidated or unliquidated, or now existing or hereafter incurred, and whether or not from time to time decreased or extinguished and later increased, created or incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, any Notes, the Security Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any of the Agent, the Collateral Agent or any of the other Secured Parties that are required to be paid by the Borrowers pursuant to the terms of this Agreement, the Security Agreement or any other Loan Document).

                  "PAYMENT OFFICE" shall mean the Agent's office located at One Bankers Trust Plaza, New York, New York 10015, or such other office as the Agent shall specify by notice to the Borrowers and the Lenders.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "PERMITTED AFFILIATE SERVICING AGREEMENT" shall mean an agreement between either Borrower and an Affiliate thereof pursuant to which such Borrower has direct servicing rights to service Mortgage Loans owned by such Affiliate on terms and at rates no less favorable than would be obtained from a non-Affiliate.

                  "PERMITTED SUBORDINATED INDEBTEDNESS" shall mean any Indebtedness incurred by each Borrower (other than the Obligations) that is subordinated to the Obligations in accordance with the criteria set forth on Exhibit K attached hereto.

                  "PERSON" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

                  "PLAN" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Borrowers or any ERISA Affiliate (and any such plan no longer maintained by the Borrowers or any of its ERISA Affiliates to which the Borrowers or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

                  "PLEDGED SERVICING PORTFOLIO" shall mean the FNMA/FLHMC Servicing Portfolio and the GNMA Servicing Portfolio, in each case with respect to which the Secured Parties have a valid and perfected first priority security interest in the related direct servicing rights owned by either Borrower.

                  "PLEDGED SERVICING PORTFOLIO REPORT" shall mean a report prepared by the Borrowers in the format prescribed by the Mortgage Bankers' Association of America listing the FNMA/GNMA /FHLMC statistics and the other information shown on Exhibit L.

                  "PLEDGED SERVICING VALUATION REPORT" shall mean a report prepared by a nationally recognized mortgage servicing broker acceptable to the Agent and the Borrowers and in form and substance reasonably satisfactory to the Agent, setting forth the fair market value of the servicing rights relating to the Mortgage Loans included in the Pledged Servicing Portfolio as of such date (with the FNMA/FHLMC Servicing Portfolio and the GNMA Servicing Portfolio each listed and valued separately (and, with respect to the FNMA/FHLMC Servicing Portfolio, with the portfolio serviced for FNMA listed separately from the portfolio serviced for FHLMC)), with such value determined on the basis of the net present value of the expected stream of annual cash flow generated thereby using assumptions reasonably acceptable to the Agent.

                  "POWER OF ATTORNEY" shall mean a power of attorney granted by the Borrowers, substantially in the form of Exhibit G attached hereto.

                  "POTENTIAL DEFAULT" shall mean an event that with the lapse of time or the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

                  "PRIME LOAN" shall mean any Loan bearing interest at the rate set forth in Section 2.6(b).

                  "PRIME RATE" shall mean the rate of interest that is publicly announced from time to time by Bankers Trust Company in New York City as its prime lending rate as in effect from time to time, such rate to change automatically and without notice to the Borrowers when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the best or lowest rate actually charged by Bankers Trust Company to any customer. Bankers Trust Company may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PROCESS AGENT" shall have the meaning set forth in Section
         8.7.

                  "PROHIBITED TRANSACTION" shall mean any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

                  "REGULATION D" shall mean Regulation D of the Board as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

                  "REPORTABLE EVENT" shall mean any of the events set forth in section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

                  "REQUIRED LENDERS" shall mean, at any time, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the then aggregate unpaid principal amount of the Loans or, if no Loans are then outstanding, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the Commitments.

                  "REQUIREMENTS OF LAW" shall mean as to any Person the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RESERVE REQUIREMENT" shall mean, with respect to any Eurodollar Interest Period, the daily average during such Eurodollar Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on any member bank of the Federal Reserve System, in respect of eurocurrency or eurodollar funding, lending or liabilities.

                  "SECURED PARTIES" shall have the meaning given such term in the Security Agreement.

                  "SECURITY AGREEMENT" shall mean the Security and Collateral Agency Agreement substantially in the form of Exhibit B, as amended, modified or supplemented from time to time and any other documents or certificates creating or evidencing security interests granted to the Secured Parties in connection with this Agreement and the other Loan Documents.

                  "SERVICING PORTFOLIO" shall mean, at any time, the portfolio of outstanding Mortgage Loans (other than Mortgage Loans owned by the Borrowers and its Affiliates which are not covered by Permitted Affiliate Servicing Agreements) with respect to which the Borrowers have direct servicing rights.

                  "SUBSIDIARY" shall mean with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by such Person or one or more subsidiaries of such Person.

                  "TAXES" shall have the meaning given such term in Section
         2.15.

                  "TELERATE PAGE 3750" shall mean the display designated as "Page 3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purposes of displaying British Bankers' Association interest settlement rates for U.S. Dollar deposits). Any Base Eurodollar Rate determined on the basis of the rate displayed on Telerate Page 3750 shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one (1) hour of the time when such rate is first displayed by such service.

                  "TOTAL LIABILITIES" shall mean (i) the aggregate amount of all liabilities of each Borrower and each of its consolidated Subsidiaries (other than Doral Bank and Doral Securities) determined in accordance with GAAP, consistently applied, other than Permitted Subordinated Indebtedness less (ii) the aggregate amount of intercompany payables owing from one Borrower to the other.

                  "VA" shall mean the Veterans Administration and any successor thereto.

                  "WAREHOUSE CREDIT AGREEMENT" shall mean the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Borrowers, Bankers Trust Company, as Agent, and the lenders party thereto from time to time, as amended, supplemented or otherwise modified from time to time.

                  "WAREHOUSE EVENT OF DEFAULT" shall mean an "Event of Default" as such term is defined in the Warehouse Credit Agreement.

                  "WAREHOUSE FACILITY 1 COMMITMENTS" shall mean the "Facility 1 Commitments" as such term is defined in the Warehouse Credit Agreement.

                  "WAREHOUSE FACILITY 2 LOANS" shall mean the "Facility 2 Loans" as such term is defined in the Warehouse Credit Agreement.

                  "WAREHOUSE LENDERS" shall mean the "Lenders" as such term is defined in the Warehouse Credit Agreement.

                  "WAREHOUSE SECURED PARTIES" shall mean the "Secured Parties" as such term is defined in the Warehouse Servicing Security Agreement.

                  "WAREHOUSE SERVICING SECURITY AGREEMENT" shall mean the "Servicing Security Agreement" as such term is defined in the Warehouse Credit Agreement.


SECTION 1.2       TERMS GENERALLY.

                  The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Attachments shall be deemed references to Articles and Sections of, and Exhibits and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require. Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, for purposes of determining compliance with any covenant set forth in Article V, such term shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the financial statements referred to in Section 4.4(a).


                                   ARTICLE 2
                           AMOUNTS AND TERMS OF LOANS

SECTION 2.1       COMMITMENTS.

                  Subject to and upon the terms and conditions herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time from the date of this Agreement up to but excluding the date upon which the Commitments are terminated, to make Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Commitment set forth opposite such Lender's name on the signature pages hereto, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Loans plus the aggregate principal amount of Warehouse Facility 2 Loans outstanding at any time shall not exceed the then current Collateral Value of the Pledged Servicing Portfolio. Subject to Section 2.12, each Loan shall be a Eurodollar Loan or a Prime Loan. Each Borrowing shall be made ratably by the Lenders in proportion to their respective Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Loans under Section 2.2 and prepay Loans under Section 2.9.


SECTION 2.2       METHOD OF BORROWING AND OF CONVERSIONS/CONTINUATIONS.

         (a) Whenever the Borrowers desire to make a Borrowing hereunder, to convert any Loan pursuant to Section 2.3 or to continue any Loan for an additional Eurodollar Interest Period pursuant to Section 2.3, an Authorized Officer shall deliver to the Agent written notice of such proposed Borrowing, conversion or continuation (a "NOTICE OF BORROWING" or "NOTICE OF CONVERSION/CONTINUATION," as the case may be), each such notice to be given (x) prior to 12:00 noon (New York City time) on the date of such proposed Borrowing or conversion, in the case of a Borrowing of Prime Loans or a conversion of Eurodollar Loans into Prime Loans; and (y) prior to 12:00 noon (New York City time) on the third Eurodollar Business Day before the date of such proposed Borrowing, conversion or continuation (which date shall be a Eurodollar Business Day), in the case of a Borrowing of Eurodollar Loans, a conversion of Prime Loans into Eurodollar Loans or a continuation of Eurodollar Loans for an additional Eurodollar Interest Period. Each such notice shall be irrevocable and shall be in the form of Exhibit E or F, as the case may be. Notwithstanding any other provision hereof to the contrary, (i) no more than three (3) Eurodollar Interest Periods for Loans may be in effect hereunder at any time; and (ii) no Borrowing shall be in an aggregate principal amount of less than $5,000,000.


         (b) Without in any way limiting the Borrowers' obligation to deliver to the Agent a copy of any written Notice of Borrowing or Notice of Conversion/Continuation, the Agent may act without liability upon the basis of any telephonic Notice of Borrowing or Notice of Conversion/Continuation believed by the Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, the Borrowers hereby waive the right to dispute the Agent's record of the terms of such telephonic notice. An Authorized Officer shall promptly confirm in writing any Notice of Borrowing or Notice of Conversion/Continuation given by telephone.

         (c) On the date of receipt of any Notice of Borrowing or Notice of Conversion/Continuation, the Agent shall promptly give (and in any event by 1:00 p.m. (New York City time)) each Lender telefacsimile notice of each proposed Borrowing, such Lender's proportionate share thereof, each proposed conversion or continuation and any other matters covered by the Notice of Borrowing or Notice of Conversion/Continuation.

         (d) Unless otherwise specified in a Notice of Borrowing, each Loan to be made as part of a Borrowing shall be made as a Prime Loan. If a timely notice as specified in Section 2.2(a) is not received from the Borrowers prior to the expiration of any Eurodollar Interest Period for any outstanding Eurodollar Loan, the Borrowers shall be deemed to have irrevocably elected to convert such Loan into a Prime Loan. The Agent will endeavor to notify the Borrowers prior to the expiration of any Eurodollar Interest Period but shall have no liability for failure to provide such notice.

         (e) By delivering a Notice of Conversion/Continuation to the Agent hereunder of the continuation of any Eurodollar Loans for an additional Eurodollar Interest Period or the conversion of any outstanding Loans to Eurodollar Loans, the Borrowers shall be deemed to have represented and warranted that no Potential Default or Event of Default has occurred and is continuing.

SECTION 2.3       CONVERSIONS/CONTINUATIONS OF LOANS.

         (a) Subject to the terms and conditions hereof and in accordance with the procedures for conversions and continuations and the other provisions set forth in Section 2.2, each Lender agrees to convert outstanding Loans that are Prime Loans into Eurodollar Loans and Eurodollar Loans into Prime Loans and to continue Loans that are Eurodollar Loans for an additional Eurodollar Interest Period, in each case in an aggregate principal amount not to exceed the principal amount of the Prime Loans or Eurodollar Loans, as the case may be, being converted or Eurodollar Loans, as the case may be, being continued; provided that no Lender shall convert any Loan into a Eurodollar Loan or continue any Eurodollar Loan for an additional Eurodollar Interest Period if a Potential Default or an Event of Default has occurred and is continuing.


SECTION 2.4       DISBURSEMENT OF FUNDS.

         (a) No later than 2:00 p.m. (New York City time) on the date of each Borrowing, each Lender will make available to the Agent the full amount of such Lender's pro rata share of such Borrowing, in immediately available funds, by wire transfer of such funds to the Agent at the Payment Office. Unless the Agent determines that any applicable condition in Article III has not been satisfied, the Agent shall make the funds so received from the Lenders available to the Borrowers by wire transfer of such funds to such account as the Borrowers through the Agent may direct in writing for such purpose. If a Borrowing does not occur on the requested date because any condition precedent herein specified has not been satisfied, the Agent shall so notify the affected Lenders promptly and shall return the amounts so received to the respective Lenders.

         (b) Unless the Agent has been notified by any Lender before 2:00 p.m. (New York City time) on the date of a proposed Borrowing that such Lender does not intend to make available to the Agent on such date such Lender's portion of such Borrowing, the Agent may assume that such Lender will make such amount available to the Agent on such date and the Agent may (but shall not be obligated to) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender (a "DEFAULTING LENDER") on such date, the Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender, together with interest at the overnight Federal Funds Rate for each day until paid. A Defaulting Lender shall be deemed to have assigned to the Agent the right to receive any and all payments due to it in respect of the Obligations until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Defaulting Lender pursuant to the preceding sentence. The foregoing assignment shall be deemed to be a power coupled with an interest and shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fulfill its obligation to make Loans hereunder or to prejudice any rights that the Borrowers, the Agent or any Lender may have against any Defaulting Lender hereunder.

         (c) No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans on the terms set forth herein, regardless of the failure of any other Lender to fulfill its obligations hereunder.

SECTION 2.5       NOTES.

         (a) Each Borrower's joint and several obligation to pay the principal of and interest on the Loans made by each Lender shall be evidenced by a promissory note (each a "NOTE" and collectively the "NOTES") substantially in the form of Exhibit A, with blanks appropriately completed in conformity therewith and payable to the order of such Lender. Each Lender shall, and is hereby authorized by the Borrowers to, endorse on the schedule attached to the applicable Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of the Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan, and applicable interest rates and Eurodollar Interest Periods and other information with respect thereto, and any such recordation shall absent manifest error constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of any Lender to make such a notation or any error therein shall not affect the joint and several Obligations of the Borrowers, including the joint and several Obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

SECTION 2.6       INTEREST.

         (a) The Borrowers agree to pay interest in respect of the unpaid principal amount of each Eurodollar Loan for each day during the Eurodollar Interest Period applicable thereto at a rate per annum equal to one and one-quarter percent (1.25%) per annum plus the Eurodollar Rate for such Eurodollar Interest Period.

         (b) The Borrowers agree to pay interest in respect of the unpaid principal amount of each Prime Loan for each day such Prime Loan is outstanding at a rate per annum equal to one-quarter percent (0.25%) per annum plus the Prime Rate.

         (c) Overdue principal and interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue (after as well as before judgment) at a rate per annum equal to two and one-quarter percent (2.25%) per annum plus the Prime Rate (the "DEFAULT RATE").

         (d) Interest on each Loan shall accrue from and including the Borrowing Date thereof to but excluding the date of any repayment thereof and shall be payable (i) on or before the third (3rd) Business Day after receipt of the billing statement referred to in clause (e) below, (ii) on any prepayment in full of all of any Lender's outstanding Loans, (iii) at maturity (whether by acceleration or otherwise) and (iv) after maturity, on demand.

         (e) The Agent shall deliver to the Borrowers one interest billing statement for each month on or before the third (3rd) Business Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans for such month; provided that any failure or delay in delivering such interest billing statement or any inaccuracy therein shall not affect the Obligations.

SECTION 2.7       TERMINATION OR REDUCTION OF COMMITMENTS.

                  The Commitments shall automatically terminate on the earliest of: (i) Maturity Date, and (ii) the date on which the Borrowers terminate or fail to renew the Warehouse Facility 1 Commitments, in each case subject to earlier termination pursuant to Section 6.1. The Commitments may not be reduced in part by the Borrowers, but may be terminated in their entirety at any time by the Borrowers upon at least fifteen (15) days' prior irrevocable written notice to the Agent.

SECTION 2.8       MANDATORY REPAYMENTS.

         (a) The Borrowers shall repay all outstanding Loans on the Maturity Date.

         (b) On any date upon which the aggregate principal amount of the outstanding Loans plus the aggregate principal amount of the outstanding Warehouse Facility 2 Loans exceeds the Collateral Value of the Pledged Servicing Portfolio, the Borrowers shall repay on such date the aggregate principal amount of the Loans as shall be necessary so that the aggregate principal amount of outstanding Loans plus the aggregate principal amount of the outstanding Warehouse Facility 2 Loans does not exceed the Collateral Value of the Pledged Servicing Portfolio.

         (c)      All repayments of the Loans of any Lender under this Section
2.8 shall be applied first to such Lender's Loans that are Prime Loans and second, to such Lender's Loans that are Eurodollar Loans. All repayments of Loans under this Section 2.8 shall be without premium or penalty, except that any repayment of Eurodollar Loans shall be subject to the provisions of Section
2.14. Interest shall be payable in accordance with the provisions of Section
2.6.

SECTION 2.9       OPTIONAL PREPAYMENTS.

                  The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans, in whole or in part, upon one (1) Business Days' prior written notice to the Agent, in the case of Eurodollar Loans, and without prior notice in the case of Prime Loans; provided that each partial prepayment of any Loan shall be in an aggregate principal amount of $100,000 or any multiple of $50,000 in excess thereof. All prepayments of the Loans of any Lender under this Section 2.9 shall be applied first, to such Lender's Loans that are Prime Loans, and second, to such Lender's Loans that are Eurodollar Loans. All prepayments of Loans under this Section 2.9 shall be without premium or penalty, except that any prepayment of Eurodollar Loans shall be subject to the provisions of Section 2.14. Interest shall be payable upon such prepayment in accordance with the provisions of Section 2.6.

SECTION 2.10      FEES.

         (a) The Borrowers agree to pay to the Agent a facility fee in the amount and on the date separately agreed to by the Agent and the Borrowers.

         (b) The fees set forth in this Section 2.10, once paid, shall not be refundable under any circumstances.

SECTION 2.11      PAYMENTS, ETC,

         (a) Except as otherwise specifically provided herein, all payments by the Borrowers under this Agreement shall be made without defense, set-off or counterclaim to the Agent not later than 1:00 p.m. (New York City time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:00 p.m. (New York City time) by the Agent, such payment will be deemed to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension; provided that if the Agent receives the federal wire confirmation number with respect to such payment before 1:00 p.m. (New York City time) on the date when such payment is due, and the payment is actually received and credited for value to the appropriate account at Bankers Trust Company before the close of business on such due date, then the payment will be deemed to be made on such due date. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office. The Agent will promptly after receipt of each such payment (and in any event by the close of business on the day on which such funds are received or deemed to have been received) distribute funds in the form received relating to the payment of (i) principal or interest on Loan to the Lenders ratably in accordance with the aggregate principal amount of the Loans of such Lenders, (ii) Fees ratably to the Lenders and (iii) any other amount payable to any Lender to such Lender.

         (b) Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         (c) All computations of interest shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding absent manifest error.

         (d) Prior to the maturity of the Loans (whether upon acceleration, upon any date that the Commitments are terminated pursuant to
Section 2.7 or otherwise), or the occurrence and continuance of a Potential Default or an Event of Default, all amounts received on any day by the Agent hereunder in respect of principal of the Loans or under the Security Agreement in respect of the Collateral described therein shall be applied by the Agent as follows: first, ratably to the Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to repay the aggregate principal amount of Loans due and payable on such day pursuant to Section 2.8; second, ratably to the Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to prepay outstanding Loans being prepaid on such day pursuant to Section 2.9; and third, the balance, if any, shall be released by the Agent to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose; provided that if a Potential Default or an Event of Default exists, but the Lenders have not accelerated the Loans hereunder, then the Agent shall not release any such amounts to the Borrowers until the earlier of (x) the cure of any Potential Default or Event of Default or (y) the acceleration of the Loans, and if the event described in clause (x) occurs first, the amounts shall be released to the Borrowers as described in this subsection (d), and if the event described in clause (y) occurs first, then such amounts shall be applied in accordance with Section 2.11(e).

         (e) Upon the maturity of the Loans and all other Obligations pursuant to Section 6.1 or otherwise, all amounts received by the Agent on account of the Obligations shall be disbursed by the Agent as follows: first, ratably to the Collateral Agent in accordance with the amounts due to it, to reimburse it for all fees, costs and expenses reasonably incurred by it in connection with a Potential Default or an Event of Default or otherwise payable to it in its capacity as Collateral Agent under the Security Agreement; second, to the Agent, to reimburse the Agent for all fees, costs and expenses reasonably incurred by it in connection with a Potential Default or an Event of Default or otherwise payable to it in its capacity as Agent under the Loan Documents; third, ratably to the Lenders in accordance with the amount of interest due to each Lender, to pay all accrued and unpaid interest due hereunder; fourth, ratably to the Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to repay all outstanding Loans; fifth, ratably to the Lenders in accordance with their respective unpaid Obligations, to pay all remaining unpaid Obligations; and sixth, to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose.

SECTION 2.12      EURODOLLAR RATE NOT DETERMINABLE; ILLEGALITY OR IMPROPRIETY.

         (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate for a Borrowing that is to include Eurodollar Loans is to be determined, the Agent has determined in good faith that the Eurodollar Rate cannot be determined for any reason, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrowers and the Lenders. Upon any such determination, any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.2 shall, until the Agent has advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Prime Loan. Each determination by the Agent hereunder shall be conclusive and binding absent manifest error.

         (b) If any Lender determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall make it unlawful or improper for such Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall immediately give notice thereof to the Agent and the Borrowers describing such illegality or impropriety in reasonable detail. Effective thirty (30) days after the giving of such notice (or effective upon such earlier date as required by such Governmental Authority), the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease and such Lender shall notify the Agent and the Borrowers thereof. If any such change makes it unlawful or improper for any Lender to maintain any Eurodollar Loan such Lender shall, upon the happening of such event, notify the Agent and the Borrowers thereof, and the Borrowers shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan into a Prime Loan. If any Lender notifies the Agent and the Borrowers pursuant to this Section 2.12(b) that it is unlawful or improper for such Lender to make or maintain Eurodollar Loans, as the case may be, but no other Lenders give similar notices, then the Borrowers may require such Lender to sell, pursuant to Section 8.6(c) all of its outstanding Loans to another Lender (if any other Lender agrees, in its sole and absolute discretion, to purchase such Loans) or to any other financial institution reasonably acceptable to the Agent that is willing to make and maintain Eurodollar Loans. The purchase price for such Loans shall be equal to the aggregate outstanding principal amount of the Loans of such Lender plus such Lender's pro rata share of all other accrued and unpaid Obligations.

SECTION 2.13      RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) imposes any tax on or changes the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or any other amounts payable hereunder (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement that is reflected in the Eurodollar Rate) or imposes on such Lender any other condition affecting this Agreement or Eurodollar Loans, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest, fee or otherwise) in respect thereof by an amount deemed by such Lender to be material, then the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Any amount or amounts payable by the Borrowers to any Lender in accordance with the provisions of this Section 2.13(a) shall be paid by the Borrowers to such Lender within ten (10) Business Days of receipt by the Borrowers from such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (b) If any Lender has determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender, as the case may be) or by the holding company of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, as the case may be, as a consequence of such Lender's obligations under the Loan Documents to a level below that which such Lender or such Lender's holding company, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's holding company's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrowers shall reimburse such Lender or such Lender's holding company, as the case may be, for such reduction. Any amount or amounts payable by the Borrowers to any Lender in accordance with the provisions of this Section 2.13(b) shall be paid by the Borrowers to such Lender within ten (10) Business Days of receipt by the Borrowers from such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (c) Each Lender agrees to use reasonable efforts to change its lending office to avoid or minimize (i) any amounts that might otherwise be payable to such Lender pursuant to this Section 2.13 or pursuant to Section
2.15 or (ii) the effect of any event referred to in Section 2.12(b); provided that such efforts or change shall not cause the imposition on such Lender of any additional cost or legal, regulatory or administrative burdens deemed by such Lender, in its sole discretion, to be material.

         (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period. The protection of this Section 2.13(d) shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

SECTION 2.14      INDEMNITY.

         (a) The Borrowers shall indemnify and hold harmless each Lender against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorney's fees) that such Lender actually sustains or incurs as a consequence of (i) any failure by the Borrowers to fulfill on the date of this Agreement the applicable conditions set forth in Article III, (ii) any failure by the Borrowers to borrow any Eurodollar Loan hereunder, to convert any Loan into a Eurodollar Loan or to continue any Eurodollar Loan for an additional Eurodollar Interest Period, after irrevocable notice of such borrowing, conversion or continuation has been given pursuant to Section 2.2, (iii) any payment, prepayment or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Eurodollar Interest Period applicable thereto, (iv) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise) or (v) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Eurodollar Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of
(A) its cost of obtaining the funds for the Eurodollar Loan being paid, prepaid or converted or not borrowed, converted or continued (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the last day of the Eurodollar Interest Period, as the case may be, for such Loan (or, in the case of a failure to borrow, convert, or continue the Eurodollar Interest Period, as the case may be, for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (B) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid or converted or not borrowed, converted or continued for such period or Eurodollar Interest Period, as the case may be. A certificate of any Lender setting forth in reasonable detail any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrowers and shall be conclusive and binding absent manifest error.

         (b) Nothing in this Section is intended to limit the reimbursement obligation of the Borrowers contained elsewhere in this Agreement. The obligations of the Borrowers under this Section shall survive the termination of this Agreement.

SECTION 2.15      TAXES.

                  All payments made by the Borrowers under this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent, the Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent, the Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent, the Collateral Agent or such Lender (excluding a connection arising solely from the Agent, the Collateral Agent or such Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld from any amounts payable to the Agent, the Collateral Agent or any Lender hereunder or under other Loan Documents, the amounts so payable to the Agent, the Collateral Agent or such Lender shall be increased to the extent necessary to yield to the Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Agent for its own account or for the account of the Collateral Agent or such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Agent, the Collateral Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent, the Collateral Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Loan Documents.

SECTION 2.16      SHARING OF SETOFFS.

                  Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the unpaid portion of its Obligations shall be proportionately less than the unpaid portion of the Obligations of any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations of such other Lender, so that the aggregate unpaid amount of the Obligations and such participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of its Obligations prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that, if any such purchase or purchases or adjustments are made pursuant to this Section 2.16 and the payment giving rise thereto is thereafter recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrowers expressly consent to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Borrowers in the amount of such participation.


                                   ARTICLE 3
                              CONDITIONS TO LOANS

SECTION 3.1       CONDITIONS TO LOANS.

         (a) As conditions precedent to the initial disbursement of the Loans hereunder:

                  (i) Each Borrower shall have delivered or shall have had delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                           (A) this Agreement, duly executed by the parties hereto;

                           (B) each of the Security Agreements and the Power of Attorney for each Borrower, duly executed (and notarized where required) by the parties thereto (which Powers of Attorney shall be "protocolized" under the laws of Puerto Rico by counsel to the Borrowers, and filed with the Registry of Powers of Attorneys and Wills by local counsel to the Agent promptly after the closing contemplated hereunder);

                           (C)      a duly executed Note for each Lender;

                           (D) duly executed documents, instruments, agreements and financing statements, properly executed, deemed necessary or appropriate by the Agent, in its reasonable discretion, to create in favor of the Lenders a valid and perfected, first priority security interest in and lien upon the Collateral;

                           (E) a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of all Loan Documents required to be delivered by such parties hereunder and the transactions contemplated therein;

                           (F) a certificate of the Secretary or an Assistant Secretary of each of the Borrowers certifying the names and true signatures of the officers of such parties authorized to sign the Loan Documents required to be executed and delivered by such parties hereunder, in each case dated the date of this Agreement;

                           (G) an opinion of counsel for the Borrowers in the form of Exhibit C and covering such other matters as the Agent may reasonably request, in each case dated the date of this Agreement;

                           (H) a copy of the Certificate of Incorporation or other equivalent document available in the applicable jurisdiction of the Borrowers certified by the appropriate officer of the jurisdiction of such party's incorporation as of a recent date;

                           (I) a copy of the Bylaws of the Borrowers, certified by the Secretary or an Assistant Secretary or other appropriate officer of each such party as of the date of this Agreement as being accurate and complete;

                           (J) a certificate of an executive officer of each of the Borrowers, in the form of Exhibits D-1 and D-2, respectively, dated the date of this Agreement;

                           (K) duly executed acknowledgment agreements from each of FNMA and FHLMC relating to the validity of the Secured Parties' security interest in the Pledged Servicing Portfolio;

                           (L) evidence of (I) the acceptance by the Process Agent of its appointment pursuant to Section 8.7 and
                  (II) payment of all fees required by the Process Agent for serving in such capacity;

                           (M) a copy of the letter delivered to the parties to the contracts pledged and assigned to the Secured Parties pursuant to the Loan Documents (together with evidence of such delivery) notifying such parties of the security interests in such contracts and the contract rights related thereto granted to the Secured Parties pursuant to the Loan Documents, which letter shall be in substantially the form of Attachment 2 to the Security Agreement;

                           (N) a schedule of servicing rights included in the Pledged Servicing Portfolio, including the owner of such servicing rights and otherwise in form and substance acceptable to the Agent;

                           (O)      a duly executed Intercreditor Agreement;
                  and

                           (P)      a waiver under the Warehouse Credit
                  Agreement duly executed by each of the Warehouse Lenders..

                  (ii) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Lenders in writing.

                  (iii) All documentation, including documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Agent and its counsel.

                  (iv) The Borrowers shall have paid all Fees required to have been paid under the Loan Documents prior to or on the date of this Agreement.

         (b) As additional conditions precedent to the disbursement of all Loans (including the initial Loans hereunder), at and as of the date of such disbursement:

                  (i) The representations and warranties of the Borrowers contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such disbursement as if made on and as of such date.

                  (ii) No Potential Default or Event of Default shall have occurred and be continuing.

                  (iii) Following the funding of the requested Loan, the aggregate principal amount of Loans outstanding hereunder shall not exceed the limitations set forth in Sections 2.1 and 2.8.

                  (iv) Since December 31, 1996, no material adverse change shall have occurred in the business, financial condition or results of operations of DFC and its Subsidiaries, taken as a whole.

                  (v) The Agent shall have received such other documents or legal opinions as the Agent or any Lender or special counsel to the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent.

By delivering a Notice of Borrowing to the Agent hereunder for any Loan, the Borrowers shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (i) through (iv) above as of the date of such Loan.


                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

                  As an inducement to the Agent and each Lender to enter into this Agreement and to make Loans as provided herein, each of the Borrowers represents and warrants to the Agent and each Lender that:

SECTION 4.1       CORPORATE EXISTENCE; COMPLIANCE WITH LAW AND
                  CONTRACTUAL OBLIGATIONS.

                  Each Borrower (a) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Puerto Rico and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a Material Adverse Effect.

SECTION 4.2       CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

                  Each Borrower has the corporate power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered on behalf of such Borrower and constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

SECTION 4.3       NO LEGAL OR CONTRACTUAL BAR.

                  The execution, delivery and performance of the Loan Documents, including the creation and perfection of the security interests contemplated hereunder and thereunder, the borrowings of Loans hereunder and the use of the proceeds thereof, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of either Borrower or any of its Subsidiaries, (b) except as contemplated by this Agreement and the Security Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person or (c) result in the creation or imposition of any Lien on any asset of either Borrower or any of its Subsidiaries except as contemplated by the Loan Documents.

SECTION 4.4       FINANCIAL INFORMATION.

         (a) The consolidated balance sheet of DFC and its consolidated Subsidiaries as at December 31, 1996 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, reported on by Price Waterhouse, true copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the consolidated financial condition of DFC and its consolidated Subsidiaries as at the date thereof and the consolidated results of operations and cash flows for such period, in accordance with GAAP applied on a consistent basis.

         (b) The unaudited consolidated and consolidating balance sheet of each Borrower and its consolidated Subsidiaries as at June 30, 1997, and the related unaudited combined statements of income, retained earnings and cash flows for the six months then ended, certified by the chief financial officer of DFC, true copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the consolidated and consolidating financial condition of DFC and its consolidated Subsidiaries as at the date thereof and the consolidated and consolidating results of operations and cash flows for such period in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.4, subject to normal year-end audit adjustments.

         (c) Except for Indebtedness created by this Agreement, neither Borrower has any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that is not reflected in the financial statements referred to in Section 4.4(b) or in the most recent financial statements delivered to the Agent and the Lenders pursuant to Section 5.1(a)(i) or (ii) (other than liabilities permitted hereunder and incurred after the date of such most recent financial statements and to be reflected in the next financial statements to be delivered to the Agent and the Lenders pursuant to
Section 5.1 (a)(i) or (ii)).

         (d) Since December 31, 1996, no material adverse change has occurred in the business, financial condition or results of operations of DFC and its Subsidiaries, taken as a whole.

SECTION 4.5       NO MATERIAL LITIGATION.

                  Except as set forth on Exhibit I, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of either Borrower, threatened by or against such Borrower or any of its Subsidiaries, or against any of such Borrower's or any such Subsidiary's properties or revenues that, if adversely determined, could alone, or with any other litigation, investigation or proceeding, affect the business, financial condition or results of operations of such Borrower and its Subsidiaries, taken as a whole, in excess of a Material Amount or could have a Material Adverse Effect.

SECTION 4.6       TAXES.

                  Each Borrower and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which such Borrower or such Subsidiary has established adequate reserves in conformance with GAAP.

SECTION 4.7       INVESTMENT COMPANY ACT.

                  Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4.8       SUBSIDIARIES.

                  DFC has no Subsidiaries as of the date of this Agreement other than DMC, Doral Bank, Centro Hipotecario de Puerto Rico, Inc., First Florida Realty Corporation and Doral Securities. DFC owns, directly or through another Subsidiary, one hundred percent (100%) of the stock of each such Subsidiary, and all of the stock of each such Subsidiary has been duly issued and is fully paid and nonassessable. DMC has no Subsidiaries as of the date of this Agreement.

SECTION 4.9       USE OF PROCEEDS.

                  The proceeds of all Loans shall be used by the Borrowers solely for the purpose of financing the Borrowers' servicing portfolios and the purchase of servicing portfolios and for general working capital purposes.

SECTION 4.10      ERISA.

         (a) No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multi employer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject either Borrower or any of such Borrower's

Subsidiaries to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of such Borrower or such Subsidiary, by insurance; (b) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (c) the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (d) the execution, delivery and performance by Borrowers of the Loan Documents and the borrowing of the Loans hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

SECTION 4.11      SECURITY INTERESTS.

                  The security interests created in favor of the Secured Parties under the Security Agreement constitute valid and perfected first priority security interests in the Collateral, and the Collateral is not and will not be subject to any other Liens except as permitted by Section 5.2(a).

SECTION 4.12      AGENCY APPROVALS.

                  Each Borrower is a FHLMC approved Seller/Servicer, a HUD Direct Endorsement Lender and a VA approved Lender in good standing, and DFC is also a FNMA approved Seller/Servicer and a GNMA approved Issuer/Servicer.

SECTION 4.13      SOLVENCY.

                  Each Borrower is able to pay its debts as they mature. The aggregate estimated fair market value of each Borrower's assets is greater than such Borrower's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities and any and all Obligations hereunder). Each Borrower has capital sufficient to carry on the business and transactions in which it is engaged and all business and transactions in which it is about to engage.

SECTION 4.14      PLEDGED SERVICING PORTFOLIO

                  As of the date of this Agreement, the Mortgage Loans in the Pledged Servicing Portfolio have an aggregate outstanding principal balance of not less than $2,500,000,000.


                                   ARTICLE 5
                                   COVENANTS

SECTION 5.1       AFFIRMATIVE COVENANTS.

                  Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the Borrowers shall:

         (a) Reports to Agent. Furnish or cause to be furnished to the Agent (with sufficient numbers of copies for each Lender which the Agent shall forward to each Lender within a reasonable time after receipt thereof):

                  (i) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of DFC, a consolidated balance sheet of DFC and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and cash flows of DFC and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Price Waterhouse or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the consolidated financial condition as at the end of such fiscal year, and the consolidated results of operations and cash flows for such fiscal year, of DFC and its consolidated Subsidiaries in accordance with GAAP consistently applied;

                  (ii) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of DFC, a consolidated and consolidating balance sheet of DFC and its consolidated Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income, retained earnings and cash flows of DFC and its consolidated Subsidiaries for such fiscal quarter, setting forth in each case in comparative form the figures for the previous fiscal quarter, all in reasonable detail and certified by the chief financial officer of DFC that they present fairly the consolidated and consolidating financial condition as at the end of such fiscal quarter, and the consolidated and consolidating results of operations and cash flows for such fiscal quarter, of DFC and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end adjustments;

                  (iii) Monthly Financial Statements. Upon thirty (30) days' notice from the Agent (such notice to be given no earlier than the first day of a month to receive a statement for the previous month), a consolidated and consolidating balance sheet of DFC and its consolidated Subsidiaries as at the end of the previous month and the related consolidated and consolidating statements of income and retained earnings of DFC and its consolidated Subsidiaries for such month setting forth in each case in comparative form the figures for the previous month, all in reasonable detail and certified by the chief financial officer of DFC that they are complete and correct and that they present fairly the consolidated and consolidating financial condition as at the end of such month, and the consolidated and consolidating results of operations for such month and such portion of the fiscal year, of DFC and its consolidated Subsidiaries in accordance with GAAP consistently applied (subject to normal year-end adjustments);

                  (iv) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections (i) and (ii) above, a certificate of the chief financial officer of DFC (A) to the effect that, based upon a review of the activities of DFC and its Subsidiaries and such financial statements during the period covered thereby, no Event of Default or Potential Default exists, or if an Event of Default or a Potential Default exists, specifying the nature thereof and the Borrowers' proposed response thereto, and

         (B) demonstrating in reasonable detail compliance with Section 5.3 as at the end of such fiscal year or such fiscal quarter, as applicable;

                  (v) Audit Reports. Upon request by the Agent, copies of each HUD Single Family Audit Report and FNMA and FHLMC audit reports on each Borrower and its operations;

                  (vi) Notice of Default or Misrepresentation. (a) Promptly after obtaining knowledge of the occurrence of an Event of Default or a Potential Default, a certificate of the chief financial officer of DFC specifying the nature thereof and DFC's or DFC's proposed response thereto and (b) at any time that any representation, warranty or other information contained in any statement or certificate required to be delivered hereunder or any representation or warranty deemed to have been made hereunder shall prove to be false or misleading in any material way, promptly after obtaining knowledge thereof give notice thereof to the Agent describing how such representation, warranty or information is misleading.

                  (vii) Litigation. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against either Borrower or any material property of any thereof, in each case if such action, suit, proceeding, investigation or arbitration could result in a liability to the Borrowers in excess of the Material Amount;

                  (viii)   ERISA. In connection with ERISA:

                           (A) Promptly and in any event within ten (10) Business Days after either Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of such Borrower setting forth details as to such Reportable Event and the action that such Borrower proposes to take with respect thereto;

                           (B) Promptly and in any event within ten (10) Business Days after either Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or occurrence of other liability by the applicable Borrower or any ERISA Affiliate, a statement of the chief financial officer of the applicable Borrower describing such condition;

                           (C) At least ten (10) Business Days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                           (D) Promptly and in no event more than ten (10) Business Days after the filing thereof with the Secretary of the Treasury, a copy of any application by either Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code;

                           (E) Upon request by the Agent from time to time, copies of each annual report that is filed on Internal Revenue Service Form 5500, together with certified financial statements for any Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500;

                           (F) Promptly and in any event within ten (10) Business Days after it knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the applicable Borrower describing such event or condition;

                           (G) Promptly and in no event more than ten (10) Business Days after receipt thereof by either Borrower or any ERISA Affiliate, a copy of each notice received by such Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                           (H) Promptly after receipt thereof a copy of any notice either Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided that this subparagraph (H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

                  (ix)     Servicing Reports.

                           (A) As soon as available and in any event no later than forty-five (45) days after the end of each fiscal quarter, a Pledged Servicing Portfolio Report dated as of the last day of such quarter;

                           (B) As soon as available and in any event no later than forty-five (45) days after the date of the initial disbursement of the Loans, a Pledged Servicing Valuation Report, dated as of a recent date;

                           (C)      As soon as available and in any event no

         later than forty-five (45) days after the end of each six-month period ended June 30 and December 31 of each year, commencing with the six-month period ending June 30, 1998, a Pledged Servicing Valuation Report, dated as of the last day of each such six-month period; provided, that the Agent shall have the right to request additional Pledged Servicing Valuation Reports at such times as it deems necessary or desirable, which reports shall be prepared at the expense of the Lenders; and

                           (D) Promptly upon the request of the Agent, a schedule of servicing rights then included in the Pledged Servicing Portfolio, including the owner of such servicing rights and otherwise in form and substance acceptable to the Agent; and

                  (x) Other Information. Promptly, such additional financial and other information, including financial statements of the Borrowers or any of its Subsidiaries, and such information regarding the Collateral as any Lender, through the Agent, may from time to time reasonably request, including such information as is necessary for any Lender to grant participations of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto.

         (b) Maintenance of Existence and Properties; Compliance with Laws; Maintenance of Agency Status. (i) Except as provided in Section 5.2(e), preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence and all rights, privileges, licenses, approvals, franchises, properties and assets material to the normal conduct of its business; comply, and cause each of its Subsidiaries to comply, in all material respects with all Contractual Obligations and Requirements of Law, except when the failure to maintain the existence of any such Subsidiary or to so comply would not have a Material Adverse Effect; and (ii) except as permitted under Section 5.2(j), preserve and maintain at all times its status as a FHLMC approved Seller/Servicer, a HUD Direct Endorsement Lender and a VA approved Lender in good standing and, with respect to DFC, its status as a FNMA approved Seller/Servicer and as a GNMA approved Issuer/Servicer.

         (c) Inspection of Property; Books and Records; Discussions. (i) Keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and, (ii) permit representatives of the Agent and the Lenders (at no cost to such Borrower unless a Potential Default or an Event of Default has occurred and is continuing) to visit and inspect any of its properties and examine and make copies from any of its books and records during normal business hours, upon reasonable advance notice and as often as may reasonably be desired by the Agent, and to discuss the business, operations, properties and financial and other condition of such Borrower and its Subsidiaries with officers of such parties, and, with their independent certified public accountants (if a representative of DFC or DMC shall have been given the right upon reasonable notice to be present by phone or in person), and with the consent of such Borrower, which consent shall not be unreasonably withheld, with employees of the Borrowers.

         (d)      Insurance. Maintain or cause to be maintained with

financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under Agency guidelines, and furnish the Agent on request evidence of all such insurance.

         (e) Payment of Taxes and Claims, Etc. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all genuine claims (including claims for labour, materials, supplies or services) that might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and such Borrower or such Subsidiary has maintained adequate reserves in accordance with GAAP with respect thereto or has posted a bond in respect thereof satisfactory to the Required Lenders.

         (f) GNMA Acknowledgment Agreement. Obtain, execute and deliver an Acknowledgment Agreement from GNMA relating to the acknowledgment of the Secured Parties' security interest in the GNMA Servicing Portfolio, if and when requested by the Administrative Agent in its sole discretion.

         (g) Further Documents. Execute and deliver or to cause to be executed and delivered to the Agent or the Collateral Agent on behalf of the Lenders from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as the Agent may reasonably request, that are in the Agent's reasonable judgment necessary or desirable to obtain for the Agent on behalf of the Lenders the benefit of the Loan Documents and the Collateral.

         (h) Recording. Cause each Power of Attorney to be "protocolized" under the laws of Puerto Rico and filed in the Registry of Powers of Attorneys and Wills and pay any and all fees and charges in connection therewith.

         (i) Recourse/Purchase Obligations. If (i) DFC sells Mortgage-Backed Securities or Mortgage Loans and the terms of such sale obligate DFC to repurchase (whether conditionally or unconditionally) such Mortgage-Backed Securities or Mortgage Loans or if DFC has retained recourse obligations with respect thereto and (ii) the then aggregate amount of all such repurchase and recourse obligations of DFC (in connection with the contemplated transaction and all previous transactions) exceeds $250,000,000, then DFC shall give notice thereof to the Agent within five (5) Business Days of such sale. If DFC shall have assumed recourse obligations with respect to Mortgage-Backed Securities or Mortgage Loans included in its Servicing Portfolio and the aggregate amount of such recourse obligations of DFC with respect to Mortgage-Backed Securities or Mortgage Loans included in its Servicing Portfolio exceeds $250,000,000, then DFC shall give notice thereof to the Agent within five (5) Business Days after such assumption. Notwithstanding the foregoing, DFC shall obtain the prior written consent of the Agent acting at the direction of the Required Lenders before entering into any of the transactions described in the preceding two sentences if, in the reasonable judgment of the management of DFC, such transaction (or the aggregate of such transaction with all previous transactions for which obligations still exist) could result in a decrease in DFC's Book Net Worth by a Material Amount.

SECTION 5.2       NEGATIVE COVENANTS OF EACH BORROWER.

                  Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall not, directly or indirectly:

         (a) Liens. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon the Collateral now owned or hereafter acquired, except in favor of the Secured Parties under the Security Agreement, other than:

                  (i) Liens or charges for current taxes, assessments or other governmental charges that are not delinquent or which remain payable without penalty;

                  (ii) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids and tenders or for purposes of like general nature in the ordinary course of business of such Borrower or such Subsidiary;

                  (iii) the interests of FNMA and FHLMC with respect to the servicing rights relating to the underlying Mortgage Loans in the Pledged Servicing Portfolio as set forth in acknowledgment agreements with such Agencies and the interests of GNMA as set forth in the GNMA Guide;

                  (iv) involuntary Liens relating to liabilities not in excess of $100,000 in the aggregate for each Borrower; provided that such Borrower or such Subsidiary is making a diligent effort to remove such Liens as soon as practicable; and

                  (vi) a second priority Lien in favor of the Warehouse Secured Parties under the Warehouse Servicing Security Agreement.

         (b) Change of Business. Except as permitted under Section 5.2(e), engage in any type of business that is unrelated to the mortgage banking and lending business and the servicing of Mortgage Loans or any related financial service business or permit any of DFC's Subsidiaries to engage in any type of business other than financial services (including, without limitation, any activity permitted for banks, savings associations, or savings and loan or bank holding companies).

         (c) Acquisitions. Except as permitted under Section 5.2(e), purchase or acquire, or permit any of its Subsidiaries to purchase or acquire, or incur liability for the purchase or acquisition of, or permit any of its Subsidiaries or to incur liability for the purchase or acquisition of, any or all of the assets or business of any Person (whether such purchase or acquisition shall be by means of merger, stock purchase, asset purchase or otherwise) other than (i) purchases and acquisitions in the ordinary course of business as currently conducted and (ii) other purchases and acquisitions relating to the mortgage banking and lending business and the servicing of Mortgage Loans or other financial services (including, without limitation, any activity permitted for banks, savings associations, or savings and loan or bank holding companies).

         (d) Transactions with Affiliates. Enter into, or permit any of its Subsidiaries directly or indirectly to enter into, any transaction (including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service) with any Affiliate on terms that are less favorable to such Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates, other than the existing Master Purchase, Servicing and Collections Agreement dated as of September 15, 1993 with Doral Bank, the Amended and Restated Master Production Agreement among DFC, DMC and Doral Bank dated as of October 1, 1995, as amended by the First Amendment to Master Production Agreement, dated as of March 1, 1996 and the Master Servicing and Collection Agreement between DFC and Doral Bank, dated as of October 1, 1995, as amended by the First Amendment to Master Servicing and Collection Agreement, dated as of March 1, 1996, each as in effect on such respective date.

         (e) Consolidation, Merger, Sale of Assets, Etc. (i) Enter into any merger, consolidation or amalgamation, including any such transaction with a regulated banking entity or that results in either Borrower becoming a Subsidiary of a regulated banking entity (other than of DFC), or (ii) liquidate, wind-up or dissolve itself (or suffer or permit any of the foregoing to occur) or (iii) sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, more than twenty-five percent (25%) of its assets based on the book value of all such assets as set forth in the last audited financial statement of such Borrower whether now owned or hereafter acquired, except that the following shall be permitted so long as no Potential Default or an Event of Default has occurred and is continuing or would result therefrom:

                           (A) the Borrowers may merge or consolidate with another Person where DFC is the surviving entity;

                           (B) the Borrowers may sell assets in the ordinary course of business at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and of Mortgage Loans with or without servicing released is in the ordinary course of business and that, subject to Section 2.8, the Borrowers may sell all or a portion of its servicing rights to the extent and in the manner permitted by Sections 5.2(d) and (g) and the Security Agreement). Notwithstanding the foregoing, DMC may be merged into, become consolidated with or become a Subsidiary of any Person (other than DFC) that is a regulated banking entity so long as (x) DFC (I) becomes the sole borrower under the Loan Documents and affirms the same pursuant to documentation reasonably satisfactory to Lenders and Agent and (II) satisfies all the representations, warranties and covenants hereunder, including the financial covenants, without DMC being included in its consolidated and consolidating financial statements; (y) no Potential Default or Event of Default exists at the time of such event and after giving effect thereto; and (z) such event does not have a Material Adverse Effect; and

                           (C)      the Borrowers may sell all of the
         outstanding stock or assets of Centro Hipotecario de Puerto Rico, Inc.

         (f) ERISA. Take, or permit any of its Subsidiaries to take, any of the following actions:

                  (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                  (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability;

                  (iii) Incur or suffer to exist any material Accumulated Funding Deficiency, whether or not waived, involving any Plan;

                  (iv) Allow or suffer to exist any event or condition that presents a risk of incurring a material liability to the PBGC;

                  (v) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code; or

                  (vi) Fail to make payments required under section 412(m) of the Code and section 302(e) of ERISA that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability.

         (g)      Transfer to Affiliates. Subject to the proviso in subsection
(e) above, sell, assign or otherwise transfer any of its assets to any Affiliate of a Borrower without the prior written consent of the Required Lenders, or permit any of its Subsidiaries to sell, assign or otherwise transfer any of their respective assets, to any Affiliate of a Borrower without the prior written consent of the Required Lenders other than inter-company dividends to Borrowers or Borrowers' Subsidiaries;

provided that (I) any Subsidiary of a Borrower may, subject to subsection (e) above, sell, assign or otherwise transfer any of their respective assets to such Borrower, (II) DMC may, subject to subsection (e) above, sell, assign or otherwise transfer its assets to DFC and (III) DFC may make capital investments in its Subsidiaries.

         (h) Subsidiaries. Form or cause to be formed after the date hereof any Subsidiaries of the Borrowers without prior notice to the Agent.

         (i) Margin Regulations. Use any or all of the proceeds of any Loan (i) to purchase or carry Margin Stock or extend credit to others for the purpose of purchasing or carrying Margin Stock or (ii) in any manner that will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board.

         (j) Agency Approvals. Fail to maintain the Agency approvals described in Section 4.12 as a result of a change in business plan of the Borrower without the prior consent thereto of the Agent and Lenders, which consent shall not be unreasonably withheld as long as no Material Adverse Effect would result therefrom.


SECTION 5.3       ADDITIONAL NEGATIVE COVENANTS.

                  Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall not at any time, directly or indirectly:

         (a) Total Liabilities. Permit DFC on a consolidated basis (excluding any Subsidiaries that are not primarily engaged primarily in the business of mortgage banking as reasonably determined by the Agent) to incur Total Liabilities in excess of the sum of (i) one-hundred percent (100%) of "Cash" or "Cash equivalents"; (ii) ninety-five percent (95%) of the sum of (A) "Mortgage Loans held for sale", (B) "Mortgage-backed securities held for trading" (but excluding "interest only securities" included therein), and (C) "U.S. Treasury & Other AAA Rated Investments that are held to maturity"; (iii) ninety percent (90%) of "Accrued interest receivable"; (iv) eighty percent (80%) of the sum of (A) Mortgage- backed securities held to maturity", (B) "Accounts receivable and mortgage servicing advances", and (C) "Mortgage-backed securities available for sale"; (v) eighty percent (80%) of "prepaid and other assets" (excluding investment in Subsidiaries); (vi) fifty percent (50%) of the sum of (A) "Property, leasehold improvements and equipment" and (B) "Real estate held for sale"; (vii) sixty-five percent (65%) of "interest only securities"; and (viii) one percent (1.0%) of the principal amount of Mortgage Loans owned by Persons not affiliated with DFC or DMC or any of their Affiliates (unless covered by a Permitted Affiliate Servicing Agreement) for which DFC or DMC owns the direct servicing rights. All quoted terms used in the preceding sentence shall have the same meanings, and shall continue to be calculated and classified in the same manner, as the terms used in the balance sheet of DFC and its consolidated Subsidiaries referred to in Section 4.4(a).

         (b) Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth at any time to be less than $100,000,000.

         (c) Book Net Worth. Permit Book Net Worth at any time to be less than $106,000,000.

         (d) Servicing Portfolio. Permit DFC on a consolidated basis (excluding any Subsidiaries that are not primarily engaged in the business of mortgage banking as reasonably determined by the Agent) to maintain a Servicing Portfolio of Mortgage Loans with an aggregate outstanding principal balance of less than $2,500,000,000 or such lesser amount as shall be agreed by the Lenders in their sole discretion.


                                   ARTICLE 6
                               EVENTS OF DEFAULT


SECTION 6.1       EVENTS OF DEFAULT.

                  If one or more of the following events (each an "EVENT OF DEFAULT") shall have occurred and be continuing:

         (a) Payments. (i) The Borrowers shall fail to pay when due (whether at scheduled maturity, upon mandatory repayment or otherwise) any principal of any Note; or (ii) the Borrowers shall fail to pay within three (3) Business Days after the due date thereof any interest on any Note or any other Obligation;

         (b) Covenants Without Notice. The Borrowers shall fail to observe or perform any covenant or agreement contained in Sections 5.1(b)(i), 5.1(f),
5.2 or 5.3; provided that any violation of Section 5.2(a) that is attributable to the existence of an involuntary Lien on the Collateral (other than an involuntary Lien expressly permitted by Section 5.2(a)) shall not constitute an Event of Default until thirty (30) days after the imposition thereof if at all times during such thirty (30) day period the Borrowers are making a diligent effort by appropriate means to remove such Lien and the existence of such Lien will not have a Material Adverse Effect);

         (c) Covenants With Seven Business Day Grace Period. The Borrowers shall fail to observe or perform any covenant or agreement contained in Sections 5.1(a), 5.1(b)(ii) or 5.1(c)(ii), and such failure shall remain unremedied for seven (7) Business Days after oral notice thereof to an Authorized Officer (which shall be confirmed in writing (which may be by facsimile) before the end of such seven (7) Business Day period);

         (d) Covenants With Thirty Day Grace Period. The Borrowers shall fail to observe or perform any covenant or agreement contained in any Loan Document, other than those referred to in Sections 6.1(a), (b) or (c), and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) either Borrower's obtaining knowledge thereof or
(ii) notice thereof shall have been given to an Authorized Officer by any Lender or the Agent before the end of such thirty (30) day period); provided that if such failure is capable of being remedied but only in a period of more than thirty (30) days, then such failure shall not constitute an Event of Default until sixty (60) days after the earlier of the above dates if each Borrower is making a diligent effort by appropriate means to observe or perform such covenant and there is otherwise no Material Adverse Effect as a result of such delay;

         (e) Representations. Any representation, warranty or statement made or deemed to be made by either Borrower or any of their respective officers under or in connection with any Loan

Document shall have been inaccurate, incomplete or incorrect in any respect when made or deemed to be made and such inaccuracy, incompleteness or incorrectness could have a Material Adverse Effect;

         (f) Non-Payment of Other Indebtedness. Either Borrower shall fail to make any payment of principal of or interest on any of its Indebtedness (other than the Obligations) exceeding the Material Amount in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         (g) Defaults Under Other Agreements. Either Borrower shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its Indebtedness (other than the Obligations) in excess of the Material Amount in the aggregate within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

         (h) Bankruptcy. Either Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or any involuntary case is commenced against either Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of either Borrower; or either Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against either Borrower any such proceeding that remains undismissed for a period of sixty (60) days; or either Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or either Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or either Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or either Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by either Borrower for the purpose of effecting any of the foregoing;

         (i) Money Judgment. A judgment or order for the payment of money in excess of the Material Amount shall be rendered against either Borrower and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         (j) ERISA. (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of the Required Lenders, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) the Borrowers or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances that the Required Lenders determine could have a material adverse effect on the financial condition of either Borrower; and in case of the occurrence of any event or condition described in clauses (i) through (v) above, such event or condition together with all other such events or conditions, if any, could subject either Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of either Borrower;

         (k) Loan Documents. Any of the Loan Documents shall cease for any reason to be in full force and effect, a breach by the Borrowers under any of the Acknowledgement Agreements shall occur, or any action shall be taken by any Person to terminate, revoke or discontinue, or to assert the invalidity or unenforceability of, any of the Loan Documents;

         (l) Security Interests. The Secured Parties shall cease for any reason to have a valid, perfected, first priority security interest in the Collateral, or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such security interest; or

         (m) Warehouse Event of Default. A Warehouse Event of Default shall occur;

THEN, the Agent shall notify the Lenders of such Event of Default and may, and upon the written request of the Required Lenders, shall, by written notice to the Borrowers, take any or all of the following actions: (A) declare the Commitments terminated, whereupon the Commitment of each Lender shall terminate immediately without any other notice of any kind; and (B) declare the principal of and any accrued interest on the Loans, and all other Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided that, if an Event of Default specified in Section 6.1(h) shall occur, the Commitments shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers .


                                   ARTICLE 7
                                   THE AGENT

SECTION 7.1       APPOINTMENT OF AGENT.

                  Each Lender hereby designates Bankers Trust Company as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder or thereunder by or through its agents or employees.

SECTION 7.2       NATURE OF DUTIES OF AGENT.

                  The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

SECTION 7.3       LACK OF RELIANCE ON AGENT.

         (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of each Borrower and its Affiliates in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Borrower and its Affiliates, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

         (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection with this Agreement or any other Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or for the sufficiency of the Collateral or the validity, perfection or priority of any security interest in the Collateral or the financial condition of each Borrower or its Affiliates or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of each Borrower or its Affiliates, or the existence or possible existence of any Potential Default or Event of Default.

SECTION 7.4       CERTAIN RIGHTS OF AGENT.

                  If the Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. The provisions of this Section 7.4 are not intended to supersede the provisions of Section 8.2 that require all of the Lenders to approve certain actions under the Loan Documents.

SECTION 7.5       RELIANCE BY AGENT.

                  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including with the consent of DFC, which consent shall not be unreasonably withheld, counsel for DFC or DMC), independent public accountants (including those retained by DFC or DMC if a representative of DFC or DMC, as applicable, shall have been given the right upon reasonable notice to be present by phone or in person during such consultation) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

SECTION 7.6       INDEMNIFICATION OF AGENT.

                  To the extent the Agent is not reimbursed and indemnified by DFC or DMC, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitment (before giving effect to any termination of the Commitments pursuant to the terms of this Agreement), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder and under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct, as evidenced by a final judgment of a court of competent jurisdiction.

SECTION 7.7       AGENT IN ITS INDIVIDUAL CAPACITY.

                  With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with each Borrower or any Affiliate of the Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers and any Affiliates of the Borrowers for services in connection with this Agreement and the other Loan Documents and otherwise without having to account for the same to the Lenders.

SECTION 7.8       HOLDERS OF NOTES.

                  The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

SECTION 7.9       SUCCESSOR AGENT.

         (a) The Agent may resign as Agent hereunder at any time by giving written notice thereof to the Lenders and the Borrowers if (i) it believes that its duties hereunder present an actual or potential conflict of interest with any other business of the Agent or (ii) it determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Agent with any request or directive (whether or not having the force of law) of any such Authority, shall make it unlawful or improper for the Agent to continue as Agent hereunder. Upon any such resignation or any removal of the Agent pursuant to
Section 7.9(b), the Required Lenders shall have the right, upon five (5) days' notice to the Borrowers, to appoint a successor Agent, which shall be a Lender. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice to the Borrowers, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.

         (b) The Agent may be removed by the unanimous vote of all the Lenders hereunder (not including the vote of the Agent if the Agent is also a Lender hereunder) if (i) the Agent has engaged in willful misconduct with respect to its obligations and duties hereunder as evidenced by a final judgment of a court of competent jurisdiction and (ii) has failed to cure such willful misconduct after sixty (60) days notice by the Lenders to the Agent of such willful misconduct.

         (c) Any resignation or removal of the Agent hereunder shall be effective only upon the acceptance of any appointment as Agent hereunder by a successor Agent. Upon such acceptance, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                   ARTICLE 8
                            MISCELLANEOUS PROVISIONS

SECTION 8.1       NOTICES.

         (a) Except as otherwise expressly set forth herein, all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Exhibit H hereto or such other address or telecopy number as such party may hereafter specify by notice to the Agent and the Borrowers. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the receipt thereof is confirmed by the recipient or (b) if sent by overnight courier (with all charges paid) providing for confirmation of delivery, then upon confirmation of delivery by such courier; provided that notices to the Agent pursuant to
Article II shall not be effective until received.

         (b) Any notice required to be given to one or more Borrowers hereunder or under any other Loan Document shall be effective if delivered to either Borrower, it being the intent that notice to either Borrower is effective notice to the other Borrower. In connection therewith, each Borrower hereby irrevocably appoints the other Borrower as its agent to receive any and all notices hereunder or under any other Loan Document and such appointment is coupled with an interest. In addition to the foregoing, the Agent and the Lenders shall be entitled to, but shall not be required to, rely on notice from either Borrower as constituting notice from both Borrowers.

SECTION 8.2       AMENDMENTS, ETC.

                  No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrowers and the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (a) notwithstanding anything else contained herein, no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive or change Section 5.2(e) or any of the conditions specified in Article III, (ii) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (iii) reduce the principal of, or interest on, the Notes, (iv) postpone any date fixed for any payment in respect of principal of, or interest on, the Notes, or waive any Event of Default under Section 6.1(a), (v) change the percentage of the Commitments, the definitions of "Required Lenders," or "Collateral Value of the Pledged Servicing Portfolio" (or any definitions contained in such definitions), or the number or identity of Lenders that is required for any or all of the Lenders to take any action hereunder, (vi) release the Lien of the Secured Parties on any of the Collateral, except as provided in the Security Agreement or (vii) amend this Section 8.2 or Section 8.6; and (b) no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

SECTION 8.3       NO WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of the Agent or any Lender in exercising any right or remedy hereunder or under any other Loan Document and no course of dealing between the Borrowers, on the one hand, and the Agent or any Lender, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that the Agent or any Lender would otherwise have. No notice to or demand on the Borrowers not required hereunder or under the other Loan Documents in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Lender to any other or further action in any circumstances without notice or demand.

SECTION 8.4       PAYMENT OF EXPENSES, ETC.

                  The Borrowers shall:

         (a)      (i)      pay all reasonable out-of-pocket costs and expenses
of the outside legal counsel of the Agent in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents, or any amendment, modification or supplement hereof or thereof, and (ii) pay all reasonable out-of-pocket costs and expenses of the Agent and each Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, the refinancing, the renegotiating or the restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) for the Agent and, in the case of enforcement, for each of the Lenders);

         (b) pay and hold the Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

         (c) indemnify the Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by the Borrowers of the proceeds of any of the Loans or the Borrowers' entering into and performing of the Loan Documents to which they are a party, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding; provided that neither the Agent nor any Lender shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as evidenced by a final judgment of a court of competent jurisdiction. If and to the extent that the obligations of the Borrowers under this Section 8.4 are unenforceable for any reason, the Borrowers hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

SECTION 8.5       RIGHT OF SETOFF.

                  Subject to Section 2.16, in addition to and not in limitation of all rights of offset that any Lender may have under applicable law, for so long as any Event of Default has occurred and is continuing and whether or not any Lender has made any demand or the Obligations have matured, such Lender shall have the right to appropriate and apply to the payment of the Obligations all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to the Borrowers by, such Lender, whether or not related to any Loan Document or any transaction hereunder.

SECTION 8.6       BENEFIT OF AGREEMENT.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that neither of the Borrowers may assign or transfer any of its interest or delegate any of its obligations under the Loan Documents without the prior written consent of the Lenders and any such assignment or transfer without the prior written consent of the Lenders shall be null and void.

         (b) Subject to the provisions of Section 2.13(c), any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

         (c) Subject to the limitations set forth below, no Lender may assign its rights or delegate its obligations under this Agreement and the other Loan Documents to any other financial institution without the prior consent of the Agent and the Borrowers (such consent not to be unreasonably withheld) and provided that (i) no Lender may make an assignment hereunder to a Person (other than an Affiliate of such Lender or an existing Lender) that is not a financial institution; and (ii) an assignment fee in the amount of $2,500 for each assignment hereunder shall be payable to the Agent by the applicable assignee. Any assignment or delegation specifically prohibited by the preceding sentence shall be null and void. Notwithstanding the foregoing, (i) any Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any Affiliate of such Lender without notice to or consent by the Borrowers, the Agent, or any other Person, provided the fee set forth in the proviso to the immediately preceding sentence shall be paid, and
(ii) Bankers Trust Company may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any Warehouse Lender with prior notice to the Borrowers but without consent by the Borrowers or any other Person. Each assignment by a Lender hereunder shall be made pursuant to an Assignment and Acceptance in substantially the form of Exhibit O hereto. In the case of an assignment by a Lender, upon the effective date of such assignment as set forth in the Assignment and Acceptance executed by such Lender, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were a Lender under the Loan Documents and the holder of a Note and, if the assignee has expressly assumed, for the benefit of the Borrowers, the assignor Lender's obligations hereunder, such assignor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption.

         (d) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder pursuant to this Section to another financial institution, provided that (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a Lender hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any of the Loans or the Commitment in which such participant is participating, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees applicable to any of the Loans or Commitments or postpone the payment of any thereof or (z) release any collateral under the Security Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Sections 2.13, 2.14 and 2.15 on the same basis as if it were a Lender.

         (e) Any Lender may furnish any information concerning the Borrowers and its Affiliates in the possession of such Lender from time to time to Affiliates, participants and assignees, and prospective participants and assignees, of such Lender. No Lender or its Affiliates may furnish such information to any prospective assignee or participant without the prior written consent of DFC, which consent will not be unreasonably withheld. Any prospective assignee or participant shall be required to execute a confidentiality agreement in the form of Exhibit J before receiving any such information.

         (f) Any Lender may at any time pledge all or any portion of its rights under the Loan Documents to a Federal Reserve Bank without notice to or consent of either Borrower, the Agent or any other Lender. No such pledge shall release the transferor Lender from its obligations hereunder.

SECTION 8.7       GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF
NEW YORK.

         (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH EITHER BORROWER IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY, AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (C) EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH SUCH BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. IN ADDITION, EACH BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION, 1633 BROADWAY, NEW YORK, NEW YORK 10019 (THE "PROCESS AGENT") TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN ANY PROCEEDINGS OR ACTIONS IN NEW YORK. IF FOR ANY REASON THE PROCESS AGENT IS UNABLE TO ACT AS SUCH, EACH BORROWER WILL PROMPTLY NOTIFY THE AGENT AND WITHIN THIRTY (30) DAYS APPOINT A SUBSTITUTE PROCESS AGENT ACCEPTABLE TO THE AGENT.

         (D) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER BORROWER IN ANY OTHER JURISDICTION.

         (E) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 8.7, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.

SECTION 8.8       COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 8.9       HEADINGS DESCRIPTIVE.

                  The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 8.10      SURVIVAL OF REPRESENTATIONS AND INDEMNITIES.

                  All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by the Lenders of the Loans and the execution and delivery to the Agent for the account of the Lenders of the Notes regardless of any investigation made by the Agent or the Lenders and of the Agent's and the Lender's access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. The Borrowers' obligations under Sections 2.13, 2.14, 2.15 and 8.4 and under any other indemnification provisions of the Loan Documents and each Lender's obligations under Sections 7.6 and 8.12 and under any other indemnification provisions of the Loan Documents shall survive the termination of this Agreement for any reason whatsoever and payment of the Notes.

SECTION 8.11      SEVERABILITY.

                  In case any one or more of the provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

SECTION 8.12      INDEMNIFICATION OF COLLATERAL AGENT.

                  To the extent that the Collateral Agent is not reimbursed and indemnified by the Borrowers pursuant to the Security Agreement, each Lender will reimburse and indemnify the Collateral Agent, in proportion to its respective Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties under the Loan Documents, in any way relating to or arising out of the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct as evidenced by a final judgment of a court of competent jurisdiction. The Collateral Agent shall be entitled to rely on the provisions of this Section
8.12 as if they were a party to this Agreement.

SECTION 8.13      JOINT AND SEVERAL NATURE OF THE OBLIGATIONS.

                  The Borrowers agree that any and all of the Obligations of the Borrowers hereunder and under each other Loan Document shall be the joint and several obligation of each of them notwithstanding any absence herein or therein of a reference such as "jointly and severally" with respect to any such obligation.

SECTION 8.14      CERTAIN WAIVERS.

                  Each of the Borrowers agrees that its joint and several liability under this Agreement and each of the other Loan Documents shall be absolute, unconditional and irrevocable irrespective of:

         (a) any lack of validity, legality or enforceability of the Obligations of the other Borrower or any other Person under this Agreement or any other Loan Document;

         (b)      the failure of any Lender:

                  (i) to assert any claim or demand or to enforce any right or remedy against the other Borrower or any other Person (including any guarantor) under the provisions of this Agreement or any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any guarantor of, or Collateral securing, any Obligations;

         (c) any change in the time, manner or place or payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligation with respect to the other Borrower or any other Person;

         (d) any reduction, limitation, impairment or termination of any of the Obligations of the other Borrower or any other Person for any reason, including any claim of waiver, release, surrender, alteration or compromise, and the liability of each of the Borrowers shall not be subject to (and each of them hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any of the Obligations of the other Borrower or any other Person;

         (e) any rescission, waiver, amendment or other modification of, or any consent to departure from, any of the Obligations of the other Borrower or any other Person under the terms of this Agreement or any other Loan Document;

         (f) any exchange, release or non-perfection of any Collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty or other agreement from the other Borrower or any other Person, securing any of the Obligations; or

         (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the other Borrower or any surety or any guarantor. Each of the Borrowers waives any right to require that any resort be made by any Lender to any of the Collateral.

SECTION 8.15      SUBROGATION, ETC.

                  At any time that a payment is made by either Borrower with respect to the Obligations, such Borrower shall have a right of contribution against the other Borrower in the maximum amount permitted by applicable law, which right of contribution shall be subject to adjustment at the time of any subsequent payment with respect to the Obligations; provided, that the maximum aggregate liability of either Borrower with respect to such contribution rights of the other Borrower shall not exceed the maximum amount of liability that such first Borrower can incur without rendering such contribution rights void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfers, and not for any greater amount, and provided further, that neither Borrower will exercise any such contribution rights or any other rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations and the termination of all Commitments. Any amount paid to either Borrower on account of any payment made hereunder prior to the payment in full of all Obligations other than intercompany payments or reimbursements made in the ordinary course of the businesses of each Borrower shall be held in trust for the benefit of the Agent and the Lenders and shall immediately be paid to the Agent and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. In furtherance of the foregoing, for so long as any Obligation or any Commitment remains outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against the other Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to the Agent and the Lenders.

SECTION 8.16      CONFIDENTIALITY.

                  Each Lender agrees not to disclose, without the prior written consent of the Borrowers, any of the financial information or other information of the Borrowers or any Affiliate of any of the Borrowers, designated in writing by either Borrower as "confidential" and obtained under or in connection with this Agreement or any of the other Loan Documents. Notwithstanding the foregoing, each Lender may disclose such information: (a) as is permitted under Section 8.6; (b) as is required by law or by subpoena or similar court order, or by any governmental, regulatory or supervisory authority or official or as otherwise required to be provided by the Lender in the ordinary course of its business; (c) to counsel to such Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents; (d) to independent auditors and other advisers retained by such Lender; and (e) to the Agent or the Collateral Agent as contemplated by this Agreement and the other Loan Documents. In addition, unless specifically prohibited by applicable law or court order, each Lender shall, to the extent practical, notify the Borrowers of any subpoena or similar court order or of any request by any governmental, regulatory or supervising authority or official (other than any such request in connection with an examination of the financial condition of such Lender by such authority) for disclosure of any such information prior to disclosure of such information so that the Borrowers may seek an appropriate protective order. Notwithstanding the foregoing, the Lenders shall have no obligation to keep any such information confidential if such information (i) becomes generally available to the public other than as a result of the disclosure by any Lender in violation of this Section 8.16, (ii) is available to any Lender on a non-confidential basis prior to its disclosure to such Lender by the Borrower or, if applicable, by the Lender from whom such Lender has purchased its participation or assignment, or (iii) becomes available to any Lender on a non-confidential basis from a source other than the Borrower or, if applicable, the Lender from whom such Lender has purchased its participation or assignment; and any Lender may disclose any such information in connection with any litigation to which such Lender is party relating to this Agreement or any of the other Loan Documents.

SECTION 8.17      INTEGRATION

                  This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 8.18      WAIVER OF JURY TRIAL.

                  THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                 DORAL FINANCIAL CORPORATION,
                                 as a Borrower


                                 By:  /S/    Mario S. Levis
                                      ----------------------------------------
                                      Mario S. Levis
                                      Executive Vice President and Treasurer


                                 DORAL MORTGAGE CORPORATION,
                                 as a Borrower

                                 By:  /S/   Mario S. Levis
                                      ----------------------------------------
                                      Mario S. Levis
                                      Vice President




Commitment:   $25,000,000        BANKERS TRUST COMPANY,
                                 as Agent and as a Lender

                                 By:  /S/ Kevin M. McCann
                                      ----------------------------------------
                                      Kevin M. McCann
                                      Vice President

                                                                       EXHIBIT A



                                 PROMISSORY NOTE

                                                              New York, New York
                                                               November __, 1997

                  FOR VALUE RECEIVED, DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico, and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico (each a "Borrower" and jointly and severally, the "Borrowers"), hereby jointly and severally and unconditionally promise to pay to the order of ___________________ (the "Lender") the unpaid principal amount of each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement referred to below on the Maturity Date. Each Borrower further jointly and severally and unconditionally promises to pay interest on the unpaid principal amount of each Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of BANKERS TRUST COMPANY (the "Agent"), located at One Bankers Trust Plaza, New York, New York, or at such other office as the Agent may designate in writing from time to time.

                  The Lender is hereby authorized to record the date and amount of each Loan, each payment and prepayment of principal of any such Loan, each payment of interest on such Loan, whether such Loan is a Prime Loan or a Eurodollar Loan and other information with respect thereto on the schedule annexed to and constituting a part of this Note (or on a continuation of such schedule attached hereto and made a part hereof), or otherwise to record such information in the Lender's internal records, and any such recordation shall absent manifest error constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the Obligations.

                  This Note is one of the Notes referred to in, and is entitled to all the benefits of the Notes referred to in, the Credit Agreement dated as of November 5, 1997 between the Borrowers, the lenders party thereto, and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof. Any capitalized terms not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                                    DORAL FINANCIAL CORPORATION



                                    By:
                                        ----------------------------------------
                                        Mario S. Levis
                                        Executive Vice President and Treasurer



                                    DORAL MORTGAGE CORPORATION

                                    By:
                                        ----------------------------------------
                                        Mario S. Levis
                                        Vice President

                                  Note (cont'd)

                         LOANS AND PAYMENTS OF PRINCIPAL



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                 Name           Prime Loan        Amount      Amount of     Notations
                  of                or              of        Principal        Made
      Date     Borrower       Eurodollar Loan      Loan         Repaid          By
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

                                                                       EXHIBIT B


                    SECURITY AND COLLATERAL AGENCY AGREEMENT


                  THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT") is made and dated as of November 5, 1997 by and between DORAL FINANCIAL CORPORATION, a corporation duly organized under the laws of the Commonwealth of Puerto Rico, and DORAL MORTGAGE CORPORATION, a corporation duly organized under the laws of the Commonwealth of Puerto Rico, jointly and severally as debtor (each a "GRANTOR" and jointly, severally and collectively, the "GRANTORS"), BANKERS TRUST COMPANY, a New York banking corporation, as Agent for the Lenders under the Credit Agreement dated as of November 5, 1997 between the Grantors, the Agent and the Lenders (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), and BANKERS TRUST COMPANY, as collateral agent under this Agreement (the "COLLATERAL AGENT"). Any capitalized terms not otherwise defined herein are used with the same meaning given such terms in the Credit Agreement.

                  To induce the Lenders to enter into the Credit Agreement and to make Loans thereunder and as a condition precedent to the making of such Loans, the Grantors have agreed to enter into this Agreement, pursuant to which the Grantors shall grant to the Collateral Agent, on behalf of and for the benefit of each and all of the Lenders, the Agent, and the Collateral Agent (collectively, the "SECURED PARTIES"), a security interest in and lien upon certain property of the Grantors described more particularly herein.

                  Accordingly, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the UCC (as hereinafter defined) are used herein as therein defined. As used in this Agreement, capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings given such terms in the Credit Agreement, and the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "COLLATERAL" shall have the meaning set forth in Section 2 of this Agreement.

         "PROCEEDS" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC, and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to either Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to either Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "SERVICING CONTRACT" shall mean each of the contracts or other agreements to which either Grantor is a party pursuant to which such Grantor holds Servicing Rights, in each case as amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith (other than any portion of principal and interest payable under the related Mortgage Loans to the extent not attributable to servicing fees payable to such Grantor under such Servicing Contracts), whether on account of the performance of services, upon the termination of such servicing rights or otherwise (including, without limitation, payments due from mortgagors and proceeds of FHA mortgage insurance and VA guarantee claims or other proceeds of foreclosure or other realization or recoveries on defaulted Mortgage Loans as reimbursement for any advances made by the Grantors with respect to the payment of principal and interest to investors, the payment of taxes and insurance and other advances made by the Grantors in connection with the servicing of such Mortgage Loans), (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof, and (c) all rights of such Grantor to perform and to exercise all remedies thereunder.

         "SERVICING RIGHTS" shall mean the rights of either Grantor to (a) service or administer Mortgage Loans, including, without limitation, the Mortgage Loans described on Attachments 1-A and 1-B hereto, for or on behalf of the owner or holder of such Mortgage Loans (including investors in Mortgage-Backed Securities) pursuant to a direct agreement between such Grantor and FHLMC, FNMA or GNMA, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges, termination fees and charges and all other incidental fees and charges, and (b) subservice or administer Mortgage Loans for or on behalf of the legal title holder of the direct servicing rights in respect of, or the owner or holder of, such Mortgage Loans, pursuant to a subservicing agreement in form and substance satisfactory to the Agent between the Grantor and the legal title holder of the related direct servicing rights, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing or subservicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges, termination fees and charges and all other incidental fees and charges.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the other Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  2. Grant of Security Interest. As collateral security for the full and prompt payment when due (whether as stated maturity, by acceleration or otherwise) of, and the performance of, all the Obligations and to induce the Lenders to make the Loans pursuant to the Credit Agreement, each of the Grantors hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired, whether now in existence or hereafter arising (all of which being herein collectively called the "COLLATERAL"):

         (a) all (i) Servicing Rights, (ii) Servicing Contracts and (iii) rights to receive payments in connection with Servicing Contracts and Servicing Rights, whether on account of the performance of services, upon the termination of Servicing Rights, Servicing Contracts or otherwise (including, without limitation, all deeds, contracts, agreements, instruments of title and other documents received or receivable in respect thereof), and (iv) rights with respect to the placement of escrow deposits associated with such Servicing Rights and Servicing Contracts and all rights to the payment of money or provision of concessions or services with respect thereto;

         (b) all files, documents, agreements, instruments, deeds, chattel paper, inventory consisting of Servicing Rights, insurance policies, personal property, contract rights, accounts, general intangibles, records, surveys, certificates, correspondence, appraisals, computer records, tapes, discs, cards, accounting records and other books, records, information and data of such Grantor relating to the Collateral (including all such items necessary or helpful in the administration or servicing of the Collateral) of whatever kind or nature whatsoever relating to the Servicing Rights or any other Collateral, and all other documents or instruments delivered to the Collateral Agent in respect of the Collateral, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of any of the Collateral;

         (c) All right to control the custodial accounts of the Grantors held by the Collateral Agent and all other rights of the Grantors therein, any and all funds at any time held in any of the above accounts, and any and all rights of the Grantors to insurance payments made in respect of such accounts; and

         (d) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

Simultaneously with the execution and delivery of this Agreement, the Grantors shall execute and send notices in the form attached hereto as Attachment 2 to each party to any contract (other than the Grantors) which is assigned to the Secured Parties pursuant to this Agreement as part of the Collateral and deliver copies of such notices together with evidence of delivery thereof to the Agent.

         3. Appointment of Collateral Agent. The Agent hereby appoints the Collateral Agent to act as agent and secured party for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as agent and secured party for the exclusive benefit of the Secured Parties. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Grantors except as expressly permitted hereunder and under the Credit Agreement. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions from the Required Lenders. Under no circumstances shall the Collateral Agent release any Collateral from the Lien created hereby, except in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Agent acting at the direction of all of the Lenders.

                  4.       Release of Servicing Rights.

                           (a)      From time to time upon the request of either
Borrower, the Collateral Agent (at the direction of the Agent) may release the Lien of the Secured Parties on servicing rights being sold by such Borrower, and the Agent shall consent to such release if, after giving effect to such release,
(i) the Borrowers shall be in compliance with Sections 2.1 and 2.8 of the Credit Agreement, and (ii) no Potential Default or Event of Default of any other type has occurred and is continuing. The Borrowers agree that the Agent may, prior to directing the Collateral Agent to release the Lien of the Secured Parties on any of the Servicing Rights, require the Borrowers to arrange for the delivery to the Agent of a Pledged Servicing Valuation Report that gives effect to such release and to all recent or simultaneous additions of Servicing Rights to and deletions of Servicing Rights from the Pledged Servicing Portfolio. In addition, such Pledged Servicing Valuation Report shall show the changes to any valuations of Servicing Rights set forth in most recent Pledged Servicing Valuation Report delivered to the Agent.

                           (b)      Upon the request of the Borrowers, if the
Commitments have been terminated by the Borrowers and all Loans and other Obligations shall have been paid and performed, the Collateral Agent (at the direction of the Agent) shall release the Lien of the Secured Parties on the Collateral. The Agent shall direct the Collateral Agent to provide such release if the Commitments have been terminated and all Loans and other Obligations have been paid and performed.

                  5. Standard of Care of Collateral Agent; Duties; Indemnification.

                  The Collateral Agent shall exercise reasonable care in the performance of its duties hereunder. Notwithstanding anything to the contrary contained herein:

                           (a)      The provisions of this Agreement set forth
the exclusive duties of the Collateral Agent and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall not be bound in any way by any agreement or contract other than this Agreement and any other agreement to which it is a party. The Collateral Agent shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement. The Collateral Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Collateral Agent.

                           (b)      Throughout the term of this Agreement, the
Collateral Agent shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Collateral Agent's authority to enter into this Agreement and to perform its obligations hereunder).

                           (c)      The Collateral Agent shall not be under any
duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Collateral, and shall be entitled to assume that all documents constituting part of such Collateral are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid. The Collateral Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Collateral Agent shall not be liable for any action or omission to act except for its own gross negligence or willful misconduct.

                           (d)      No provision of this Agreement shall require
the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

                           (e)      The Collateral Agent is not responsible for
preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

                           (f)      The Grantors agree to reimburse and hold
harmless the Collateral Agent, its directors, officers, employees and agents from and against any and all liability, loss and expense, including reasonable counsel fees, arising from or connected with the Collateral Agent's execution and performance of this Agreement including but not limited to the claims of any third parties, including any assignee, and including any liabilities of the Collateral Agent under acknowledgment agreements executed in connection with the Servicing Contracts, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of the Collateral Agent. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement.

                  6. Fees and Expenses of Collateral Agent. The Collateral Agent shall notify the Grantors of all expenses and charges of the Collateral Agent incurred in connection with the enforcement of any of the rights of the Secured Parties hereunder, including realization upon the Collateral or any breach by their Grantors of their obligations under this Agreement, and such expenses and charges shall be paid promptly by the Grantors or, if already paid by the Collateral Agent, the Grantors promptly shall reimburse the Collateral Agent therefor. The Collateral Agent may employ, at the Grantors' expense, such legal counsel and other experts as it reasonably deems necessary in connection with such enforcement or breach described in the preceding sentence under this Agreement.

                  7. Resignation of Collateral Agent. The Collateral Agent may, at any time, effective upon ninety (90) days' prior written notice to the Grantors and the Lenders, terminate its agreement to act as the Collateral Agent hereunder. Upon the effective date of any such termination, the Collateral Agent shall promptly deliver the Collateral then held by it and any and all books and records (or copies thereof) relating thereto, to the Agent or to such other person or entity as the Agent may direct in writing.

                  8. Availability of Documents. Each of the Lenders and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to the Collateral Agent to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all of the Collateral and to make copies thereof. As long as no Event of Default has occurred and is continuing, any such activity will be at no cost or expense to the Grantors; if an Event of Default has occurred and is continuing, all costs and expenses associated with the exercise by any Lender of its rights under this Section 8 shall be paid by the Grantors within fifteen (15) days of receipt by the Grantors from such Lender of a statement setting forth in reasonable detail the amount thereof.

                  9. Representations and Warranties of Grantors. Each Grantor, with respects to itself, hereby represents and warrants that: (a) the Grantors are the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Grantors acquire rights in the Collateral, will be the sole owner thereof); (b) except for the security interest granted hereunder to the Secured Parties and other Liens permitted by Section 5.2(a) of the Credit Agreement, no Person has (or, in the case of after-acquired Collateral, at the time such Grantor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral;
(c) all information heretofore, herein or hereafter supplied to the Collateral Agent, the Agent or the Lenders by or on behalf of such Grantor with respect to the Collateral is or will be accurate and complete in all material respects; (d) all of the servicing rights in which a security interest is granted hereby constitute direct servicing rights; (e) each Servicing Contract is in full force and effect, each Servicing Contract is legal, valid and enforceable in accordance with its terms and, to the best knowledge of such Grantor after due inquiry, no default by any party thereto has occurred and is continuing thereunder; (f) each right to the payment of money under the Servicing Contracts is genuine and enforceable in accordance with its terms against the parties obligated to pay the same (each an "OBLIGOR"), which terms have not been modified or waived in any respect or to any extent; (g) to the best of such Grantor's knowledge, the amount represented by such Grantor to the Collateral Agent as owing by an Obligor under each Servicing Contract and the Mortgage Loan related thereto is the correct amount actually owing by such Obligor; (h) to the best of such Grantor's knowledge, no Obligor has any defence, set off, claim or counterclaim against such Grantor that can be asserted against any Secured Party, whether in any proceeding to enforce the Secured Parties' rights in the related Servicing Contract or the Mortgage Loan related thereto or otherwise;
(i) such Grantor has not sold, assigned or otherwise transferred any rights associated with any Servicing Contract or the Mortgage Loan related thereto including, without limitation, any rights to place escrow deposits with respect thereto; (j) except for the acknowledgment agreements referred to in clause (k) below, no consent of any Obligor or any other Person is required for the grant of the security interest provided herein by such Grantor in any of the Collateral including, without limitation, the Servicing Contracts, other than consents that have been obtained, nor will any such consent need to be obtained upon the occurrence of an Event of Default for the Secured Parties to exercise their rights with respect to any of the Collateral except as set forth in such acknowledgment agreements; and (k) the representations and warranties of the Grantors contained in any Acknowledgment Agreement delivered to the Agent are true and correct as of the date hereof (or as of the date delivered to the Agent if subsequent to the date hereof).

                  10. Covenants of Grantors. The Grantors hereby agree: (a) to procure, execute and deliver from time to time any and all endorsements, assignments, financing statements and continuation statements under the UCC, and other writings deemed necessary or appropriate by the Collateral Agent or the Agent to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of Collateral or Proceeds consisting of chattel paper or instruments, and hereby authorize the Collateral Agent to file any financing statement or continuation statement without the signature of either Grantor to the extent permitted by applicable law; (b) except as permitted under Section 4 of this Agreement, not to surrender or lose possession of (other than to the Collateral Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein; (c) at all times upon the request of the Collateral Agent, to account fully for and promptly to deliver to the Collateral Agent, in the form received, all Collateral or Proceeds received, endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent shall request, and until so delivered all Collateral and Proceeds shall be held in trust for the Collateral Agent, separate from all other property of the Grantors and identified as being subject to the interest of the Collateral Agent; (d) at any reasonable time, upon twenty-four (24) hours notice by the Collateral Agent, to exhibit and to allow inspection by the Collateral Agent (or Persons designated by the Collateral Agent including, subject to the Credit Agreement, the Lenders) of the Collateral and the records concerning the Collateral (at no cost to the Grantors unless an Event of Default has occurred and is continuing); (e) to keep the Collateral insured against loss, damage, theft and other risks customarily covered by insurance; (f) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (g) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (h) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral; (i) to notify the Collateral Agent before any such change shall occur of any change in any Grantor's name, identity or structure through merger, consolidation or otherwise; (j) to appear in and defend, at the Grantors' cost and expense (unless such action or proceeding arises solely from an act or failure to act by a Secured Party which act or failure to act is determined to be gross negligence or willful misconduct), any action or proceeding that may affect its title to or the Secured Parties' interest in the Collateral; (k) to keep accurate and complete records of the Collateral and to provide the Collateral Agent with such records and such reports and information relating to the Collateral as the Collateral Agent may reasonably request from time to time; (l) to comply with all laws, regulations and ordinances relating to the possession, maintenance and control of the Collateral; and (m) to do all acts that may be necessary to keep the Servicing Contracts in full force and effect.

                  11.      Collection of Collateral Payments.

                           (a)      Each of the Grantors shall, at its sole cost
and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("COLLATERAL PAYMENTS" or a "COLLATERAL PAYMENT"), including, without limitation, the taking of such action with respect thereto as the Collateral Agent may reasonably request, or, in the absence of such request, as such Grantor may reasonably deem advisable; provided that neither Grantor shall, without the prior written consent of the Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of the Required Lenders following the occurrence of an Event of Default, each of the Grantors shall notify and direct any party who is or might become obligated to make any Collateral Payment with respect to the Collateral, to make payment thereof to the Collateral Agent at such address as the Collateral Agent may designate. The Grantors will reimburse the Collateral Agent promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, actually incurred by the Collateral Agent in seeking to collect any Collateral Payment.

                           (b)      If an Event of Default has occurred and is
continuing, upon the request of the Required Lenders, the Grantors shall, immediately upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed if required so that such items may be collected by the Collateral Agent) that may be received by the Grantors at any time as payment on account of any Collateral Payment with respect to the Collateral and if such request is made, until delivery to the Collateral Agent, such items shall be held in trust for the Collateral Agent and shall not be commingled by the Grantors with any of its other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of the Grantors on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent believes such endorsement is necessary or desirable for purposes of collection.

                           (c)      The Grantors shall indemnify and save
harmless the Collateral Agent from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Collateral Agent relating to any moneys received by the Collateral Agent on account of any Collateral Payment except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent and such obligation of the Grantors shall survive the termination of this Agreement and the release of the security interest granted in Section 2 above.

                  12. Authorized Action by Collateral Agent. Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, coupled with an interest, to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Grantors or any third party for failure so to do), at the request and direction of the Required Lenders at any time while an Event of Default has occurred and is continuing, any act that any Grantor is obligated by this Agreement to do, and to exercise such rights and powers as the Grantors might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;
(b) enter into any extension, reorganization, deposit, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral; (c) insure, process and preserve the Collateral;
(d) transfer the Collateral to the Collateral Agent's own name or its nominee's name; (e) sell or otherwise dispose of the Collateral, as provided in Section 13 hereof; (f) take all actions necessary to effect the sale, transfer, or other disposition of the Collateral, including without limitation to submit to FNMA, FHLMC or GNMA a request to effect the sale, transfer, or other disposition of the Collateral, and to execute with FNMA, FHLMC or GNMA a transfer or other agreement or to take any other action contemplated under acknowledgment agreements with FNMA, FHLMC or GNMA; (g) submit to FNMA, FHLMC or GNMA a request to obtain any proceeds and fees otherwise payable to the Grantors upon the termination of any Servicing Contracts; and (h) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice, and the Collateral Agent need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

                  13. Default and Remedies. Upon the occurrence of an Event of Default and following the acceleration of the Obligations as provided in
Article VI of the Credit Agreement, the Collateral Agent shall at the request and direction of the Required Lenders without notice to or demand upon the Grantors (to the extent permitted by applicable law): (a) foreclose or otherwise enforce the Secured Parties' security interest in the Collateral, in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral, or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery (without the assumption of any credit risk), on such terms and in such manner as the Collateral Agent may determine (taking into account the circumstances under which the Collateral is being sold); (c) require the Grantors to assemble the Collateral, and/or books and records relating thereto and all equipment, files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of Grantors relating to the Collateral and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (d) enter onto property where any Collateral, or books and records relating thereto and other collateral described in the preceding clause (c) are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Upon any sale or other disposition pursuant to this Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Agent as provided in the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Grantors, and the Grantors specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. In furtherance and not in limitation of the rights of the Collateral Agent set forth in this Section 13, upon the occurrence of any Event of Default and following the acceleration of the Obligations as provided in Article VI of the Credit Agreement, the Collateral Agent may, in addition to any other rights it may have, do one or more of the following, subject to the terms of the relevant Servicing Contract and the Acknowledgment Agreements (it being understood that if there is any conflict between this Agreement and any Acknowledgment Agreement or the GNMA Guide, the applicable Acknowledgment Agreement or GNMA Guide shall prevail): (i) succeed the Grantors as servicer of the Mortgage Loans under any or all of the Servicing Contracts as absolute assignee thereof and not merely as security, (ii) appoint a third party as successor servicer of the Mortgage Loans under any or all of the Servicing Contracts, (iii) sell to a third party or itself or otherwise transfer any of the Grantors' right, title, interest, or obligations with respect to the Mortgage Loans under any or all of the Servicing Contracts, including without limitation the right to hold the escrow deposits associated therewith or (iv) require the Grantors, notwithstanding any action taken by the Collateral Agent under clause (iii), to remain as servicer of the Mortgage Loans under any such Servicing Contract. The Collateral Agent's rights under clauses
(i), (ii) and (iii) shall respectively include, without limitation, the right to succeed the Grantors as servicer, appoint a successor servicer or transfer any or all of its rights with respect to the Mortgage Loans if the Grantors, or any successor to the Grantors in bankruptcy or similar proceedings, rejects any Servicing Contracts. As successor servicer under clause (i), the Collateral Agent shall notify all interested Persons thereof and take such further action as it shall deem necessary or appropriate. Upon the Collateral Agent's (x) succeeding the Grantors as servicer under clause (i), (y) appointing a third party as a successor servicer of the Mortgage Loans under any Servicing Contract under clause (ii), or (z) transferring any of the Grantors' rights, title, interest and obligations under clause (iii), the Grantors shall have no further rights under or with respect to the Mortgage Loans (or to such rights, title, interest or obligations in the case of a transfer under clause (iii)), to any other documents pertaining thereto or to the related escrow deposits. Upon the exercise by the Collateral Agent of any option hereunder, the Grantors shall (A) upon request of the Collateral Agent, deliver to the Collateral Agent all computer software, tapes, records, documents, escrow deposits and other deposits in its possession or under its control relating to the Collateral, and (B) cooperate with the Collateral Agent in every respect in effecting such succession. If the Collateral Agent or any appointee of the Collateral Agent succeeds the Grantors as successor servicer of the Mortgage Loans under any Servicing Contract, the Collateral Agent or the appointee, as the case may be, shall only assume those obligations which a successor servicer of the Mortgage Loans under such Servicing Contract is obligated to assume; provided that neither the Collateral Agent nor its appointee shall be liable for any failure of the Grantors to perform its obligations under any Servicing Contract or for any other breach thereof. Nothing herein contained shall be construed as an assumption by the Collateral Agent or its appointee of any liability of the Grantors with respect to any of the Collateral, and the Grantors shall be and remain responsible for all such liabilities.

                  14. Cumulative Rights. The rights, powers and remedies of the Collateral Agent and the Secured Parties under this Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent and the Secured Parties by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Parties' security interest in the Collateral.

                  15.      Acknowledgment Agreements.

                           (a)      Notwithstanding anything contained herein or
in any of the other Loan Documents, the Agent and the Collateral Agent, by executing this Agreement, and each of the Lenders, by executing the Credit Agreement, acknowledge that (i) each Grantor is entitled to servicing income with respect to any GNMA pool of Mortgage Loans only so long as such Grantor is a GNMA Issuer/Servicer in good standing; (ii) upon such Grantor's loss of such good standing status, the Secured Parties' rights to any such servicing income also terminate; and (iii) the pledge of rights to servicing income with respect to any GNMA pool of Mortgage Loans hereunder conveys no rights (such as the right to become a substitute servicer) that are not otherwise specifically provided for in the applicable GNMA Guide.

                           (b)      The security interest referred to in this
Agreement is subject and subordinate in each and every respect (a) to all rights, powers and prerogatives of one or more of FNMA, FHLMC and GNMA (the "Investors"); and (b) to all claims of any such a arising out of any and all defaults and outstanding obligations of the Grantor to the Investor. Such rights, powers and prerogatives of the Investors may include, without limitation, one or more of the following: the right of an Investor to disqualify the debtor from participating in a mortgage selling or servicing program or a securities guaranty program with the Investor; the right to terminate contract rights of the Grantor relating to such a mortgage selling or servicing program or securities guaranty program; and the right to transfer and sell all or any portion of such contract rights following the termination of those rights.

                  16. Waiver. Any waiver, forbearance, failure or delay by the Collateral Agent or the Secured Parties in exercising, or the exercise or beginning of exercise by the Collateral Agent or the Secured Parties of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Collateral Agent or the Secured Parties shall continue in full force and effect.

                  17. Binding Upon Successors. All rights of the Collateral Agent and the Secured Parties under this Agreement shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns, and all obligations of the Grantors shall bind its successors and assigns.

                  18. Entire Agreement; Severability. This Agreement contains the entire security agreement and agency agreement, with respect to the Collateral, between the Collateral Agent, the Agent and the Grantors. All waivers by the Grantors provided for in this Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                  19. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York except with respect to the perfection and enforcement of the security interests created hereby which perfection and enforcement shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico (other than with respect to perfection and enforcement of accounts which are to be located in New York which will be governed by New York law).

                  20. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantors or the Collateral Agent herefrom, shall be effective unless the same shall have been effected in accordance with Section 8.2 of the Credit Agreement.

                  21. Place of Business; Records. Each Grantor represents and warrants that its chief executive office is at the address set forth on Exhibit H to the Credit Agreement, and that its books and records concerning the Collateral are kept at such location. Each Grantor agrees not to move its chief executive office or such books and records unless it has given the Agent and the Collateral Agent at least thirty (30) days' prior written notice thereof.

                  22. Notice. Any written notice, consent or other communication provided for in this Agreement shall be delivered or sent as provided in Section 8.1 of the Credit Agreement.

                  23. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  24. Joint and Several Nature of the Obligations. The Grantors agree that any and all of the Obligations of the Grantors hereunder and under each other Loan Document shall be the joint and several obligation of each of them notwithstanding any absence herein or therein of a reference such as "jointly and severally" with respect to any such obligation.

                  25. SUBMISSION TO JURISDICTION; WAIVER OF DAMAGES. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH EITHER GRANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY, AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (b) EACH OF THE GRANTORS IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH SUCH GRANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. IN ADDITION, EACH GRANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION, 1633 BROADWAY, NEW YORK, NEW YORK 10019 (THE "PROCESS AGENT") TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN ANY PROCEEDINGS OR ACTIONS IN NEW YORK. IF FOR ANY REASON THE PROCESS AGENT IS UNABLE TO ACT AS SUCH, EACH GRANTOR WILL PROMPTLY NOTIFY THE AGENT AND WITHIN THIRTY (30) DAYS APPOINT A SUBSTITUTE PROCESS AGENT ACCEPTABLE TO THE AGENT.

                  (c) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER GRANTOR IN ANY OTHER JURISDICTION.

                  (d) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 25, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.

                  26. Limitation on Liability of Secured Parties. It is expressly agreed by the Grantors that, anything herein to the contrary notwithstanding, the Grantors shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by them relating to the Collateral, and the Grantors shall perform all of their duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to the Collateral Agent on behalf and for the ratable benefit of the Secured Parties or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any of the foregoing pursuant hereto, nor shall the Collateral Agent or any other Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors thereunder, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  27. Survival of Representations. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Agent for the account of the Lenders of the Notes regardless of any investigation made by the Collateral Agent or any of the other Secured Parties and of the Collateral Agent's and the other Secured Parties' access to any information and shall continue in full force and effect so long as any Obligation is unpaid or unperformed.


                  28. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  EXECUTED the day and year first above written.

                                    Grantors:
                                    ---------

                                    DORAL FINANCIAL CORPORATION


                                    By:
                                        ------------------------------

                                    Mario S. Levis
                                    Executive Vice President and Treasurer

                                    DORAL MORTGAGE CORPORATION

                                    By:
                                        ------------------------------
                                        Mario S. Levis
                                        Vice President

                                    Agent:
                                    ------

                                    BANKERS TRUST COMPANY

                                    By:
                                        ------------------------------
                                        Kevin M. McCann
                                        Vice President

                                    Collateral Agent:
                                    -----------------

                                    BANKERS TRUST COMPANY

                                    By:
                                        ------------------------------
                                        Kevin M. McCann
                                        Vice President



                                    AFFIDAVIT
                                    ---------

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Financial Corporation, and ____________, of legal age, (single/married), property owner and resident of
____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199_.



                              ----------------------------
                                      NOTARY PUBLIC


                                    AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Mortgage Corporation, and ____________, of legal age, (single/married), property owner and resident of ____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199_.



                              ----------------------------
                                      NOTARY PUBLIC

                                                                  ATTACHMENT 1-A
                                                           TO SECURITY AGREEMENT


                             SERVICED MORTGAGE LOANS
                                   FNMA/FHLMC


                  All Mortgage Loans in the FNMA/FHLMC Servicing Portfolio (whether or not included in Mortgage Loan pools) now existing or hereafter originated or acquired with respect to which either of the Grantors have servicing rights, including, without limitation, Mortgage Loans serviced by either of the Grantors pursuant to:

                           (i) the Mortgage Selling and Servicing Contract and all applicable Pool Purchase Contracts between FNMA and the Grantors and the FNMA Selling Guide and Servicing Guide, as amended from time to time; and

                           (ii) the Unitary, Indivisible Master Servicing Contract between the Grantors and FHLMC, as described in the FHLMC Sellers' and Servicers' Guide, as amended from time to time.

                                                                  ATTACHMENT 1-B
                                                           TO SECURITY AGREEMENT


                             SERVICED MORTGAGE LOANS
                                      GNMA


                  All Mortgage Loans in the GNMA Servicing Portfolio (whether or not included in Mortgage Loan pools) now existing or hereafter originated or acquired with respect to which either of the Grantors have servicing rights, including, without limitation, Mortgage Loans serviced by either of the Grantors pursuant to servicing contracts between such Grantor and any issuer of GNMA-guaranteed Mortgage-Backed Securities.

                                                                    ATTACHMENT 2
                                                           TO SECURITY AGREEMENT


                       [LETTERHEAD OF APPLICABLE GRANTOR]
                          [Reference title of Contract]
[DATE]

Certified Mail
Return Receipt Requested

TO:      ___________________

         ___________________

         ___________________

         We hereby notify you that we have assigned our interest in [describe contract] (the "Contract") to ________________, as [collateral/security] agent for the Secured Parties pursuant to that certain Credit Agreement dated as of November 5, 1997 among Doral Financial Corporation, Doral Mortgage Corporation, Bankers Trust Company, as agent, and the Lenders party thereto (as amended, modified or supplemented from time to time, the "Credit Agreement") and loan documents related thereto, as security for the obligations described therein.

         This notice shall be evidence of the above-described assignment, which shall remain in full force and effect until terminated in accordance with the Credit Agreement and the other loan documents.

                           [DORAL FINANCIAL CORPORATION]

                           By:__________________________________________
                           Name:________________________________________
                           Title:_______________________________________

                                       or

                          [DORAL MORTGAGE CORPORATION]

                           By:__________________________________________
                           Name:________________________________________
                           Title:_______________________________________

Acknowledged By:



----------------------
Contract Party

                                                                       EXHIBIT C


                      FORM OF OPINION OF BORROWERS' COUNSEL

                                                                     EXHIBIT D-1



                              OFFICER'S CERTIFICATE
                          (Doral Financial Corporation)


                  I, Mario S. Levis, on behalf of Doral Financial Corporation ("DFC"), DO HEREBY CERTIFY as follows:

                  1. The representations and warranties set forth in the Credit Agreement, dated as of November 5, 1997, between DFC, Doral Mortgage Corporation ("DMC"), Bankers Trust Company, as Agent, and the lenders named therein (the "AGREEMENT"), and in the Security Agreement referred to therein, are accurate and complete in all material respects on and as of the date hereof both before and after giving effect to the making of any Loans to occur on such date.

                  2. DFC and DMC are each in compliance with all the terms and provisions set forth in the Agreement on its part to be observed and performed, and no Event of Default or Potential Default (as those terms are defined in the Agreement) has occurred and is continuing.

                  3. The aggregate principal amount of Loans to be borrowed on the date hereof will not exceed the limitations set forth in Sections 2.1 and 2.8 of the Agreement.

                  IN WITNESS WHEREOF, the undersigned has hereunto signed his name this __ day of November, 1997.


                           By:
                                ----------------------------
                                Mario S. Levis
                                Executive Vice President and Treasurer

                                                                     EXHIBIT D-2



                              OFFICER'S CERTIFICATE
                          (Doral Mortgage Corporation)


                  I, Mario S. Levis, on behalf of Doral Mortgage Corporation ("DMC"), DO HEREBY CERTIFY as follows:

                  1. The representations and warranties set forth in the Credit Agreement, dated as of November 5, 1997, between DMC and Doral Financial Corporation ("DFC"), Bankers Trust Company, as Agent, and the lenders named therein (the "AGREEMENT"), and in the Security Agreement referred to therein, are accurate and complete in all material respects on and as of the date hereof both before and after giving effect to any Loans to be made on such date.

                  2. DMC and DFC are each in compliance with all the terms and provisions set forth in the Agreement on its part to be observed and performed, and no Event of Default or Potential Default (as those terms are defined in the Agreement) has occurred and is continuing.

                  3. The aggregate principal amount of Loans to be borrowed on the date hereof will not exceed the limitations set forth in Sections 2.1 and 2.8 of the Agreement.

                  IN WITNESS WHEREOF, the undersigned has hereunto signed his name this __ day of November, 1997.


                                    By:
                                         ---------------------------
                                         Mario S. Levis
                                         Vice President

                                                                       EXHIBIT E


                               NOTICE OF BORROWING

                  1. We refer to the Credit Agreement (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT") dated as of November 5, 1997 by and between Doral Financial Corporation and Doral Mortgage Corporation, the Lenders party thereto and Bankers Trust Company, as Agent. Capitalized terms used herein without definitions shall have the respective meanings set forth in the Credit Agreement.

                  2. The undersigned, [Doral Financial Corporation] [Doral Mortgage Corporation], a corporation duly organized under the laws of the Commonwealth of Puerto Rico ("BORROWER"), hereby requests a Borrowing in the aggregate principal amount of $__________(1) to be made on ________________, 199_.(2) [Such Borrowing shall consist of [Prime] [Eurodollar] Loans.] [After giving effect to the Borrowing requested hereby, no more than 3 Eurodollar Interest Periods will be in effect.] [The Eurodollar Interest Period for the Eurodollar Loan requested hereunder shall be [30] [60] [90] days.]

                  3. The aggregate principal amount of the Loans outstanding after giving effect to the Borrowing requested hereby will not exceed the maximum amounts permitted under Sections 2.1 and 2.8 of the Credit Agreement.

                  4. The representations and warranties of the Borrowers contained in the Loan Documents are accurate and complete in all material respects on and as of the date hereof and will be accurate and complete in all material respects on and as of the date of the Borrowing requested hereunder both before and after giving effect to the Borrowing requested hereunder.

                  5. No Potential Default or Event of Default has occurred and is continuing on the date hereof and none will occur after giving effect to the Borrowing to be made in accordance with the terms hereof.

                  6. Since December 31, 1996, no material adverse change has occurred in the business, financial condition or results of operations of DFC and its Subsidiaries, taken as a whole.

Date:  _________ __, 199_.


                                    [DORAL FINANCIAL CORPORATION

                                     By:
                                            -----------------------------------
                                     Name:
                                            -----------------------------------
                                     Title:                                    ]
                                            -----------------------------------

                                                           or

                                    [DORAL MORTGAGE CORPORATION

                                     By:
                                            -----------------------------------
                                     Name:
                                            -----------------------------------
                                     Title:                                    ]
                                            -----------------------------------


------------------------

 (1)     Minimum amount of $5,000,000 for each Borrowing.

 (2) Must be a Eurodollar Business Day for a Borrowing of Eurodollar Loans and a Business Day for a Borrowing of Prime Loans.

                                                                       EXHIBIT F


                        NOTICE OF CONVERSION/CONTINUATION

                  1. We refer to the Credit Agreement (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT") dated as of November 5, 1997, by and between Doral Financial Corporation and Doral Mortgage Corporation, the lenders party thereto and Bankers Trust Company, as Agent. Capitalized terms used herein without definitions shall have the meaning set forth in the Credit Agreement.

                  2. The undersigned, [Doral Financial Corporation] [Doral Mortgage Corporation], a corporation duly organized under the laws of the Commonwealth of Puerto Rico ("BORROWER"), hereby requests to [convert an aggregate principal amount of Loans that constitute [Prime] [Eurodollar] Loans equal to $__________(3) to [Prime] [Eurodollar] Loans] [continue an aggregate principal amount of Loans that constitute Eurodollar Loans equal to $_____________] on ________________, 199_.(4) [The Eurodollar Interest Period
for such Eurodollar Loans following the requested [conversion] [continuation] shall be [30] [60] [90] days.] [After giving effect to the conversion or continuation requested hereby, no more than 3 Eurodollar Interest Periods will be in effect.]]

                  3. The aggregate principal amount of the Loans outstanding after giving effect to the [conversion] [continuation] hereunder will not exceed the maximum amounts permitted under Section 2.1 and 2.8 of the Credit Agreement.










------------------------

 (3) Minimum amount of $5,000,000 for a conversion of Prime Loans into Eurodollar Loans.

 (4) Must be a Eurodollar Business Day for a conversion into or continuation of Eurodollar Loans and a Business Day for conversions into or continuations of Prime Loans.

                  4. No Potential Default or Event of Default has occurred and is continuing on the date hereof and none will occur after giving effect to the [conversion] [continuation] to be made pursuant to the terms hereof.(5)

Date:  _________ __, 199_.


                                    [DORAL FINANCIAL CORPORATION

                                     By:
                                            -----------------------------------
                                     Name:
                                            -----------------------------------
                                     Title:                                    ]
                                            -----------------------------------

                                                           or

                                    [DORAL MORTGAGE CORPORATION

                                     By:
                                            -----------------------------------
                                     Name:
                                            -----------------------------------
                                     Title:                                    ]
                                            -----------------------------------








------------------------

 (5)     Only required for a conversion into or a continuation of a Eurodollar
         Loan.

                                                                       EXHIBIT G

                            FORM OF POWER OF ATTORNEY

         THIS POWER OF ATTORNEY is entered into as of this __ day of November, 1997 by [DORAL FINANCIAL CORPORATION] [DORAL MORTGAGE CORPORATION], a corporation organized under the laws of the Commonwealth of Puerto Rico (["DFC"]["DMC"]), for the benefit of Bankers Trust Company, as Agent, and the other Secured Parties as defined in the Credit Agreement dated as of the date hereof among [DFC and Doral Mortgage Corporation] [DMC and Doral Financial Corporation] (collectively, the "BORROWERS"), the Agent and the Lenders (the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement which is attached hereto as Schedule A.

         [DFC][DMC] hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, coupled with an interest, to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Borrowers or any third party for failure so to do) at the request and direction of the Required Lenders, at any time while an Event of Default has occurred and is continuing, any act that either Borrower is obligated by the Security Agreement to do, and to exercise such rights and powers as the Borrowers might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to the Collateral Agent's own name or to its nominee's name; (e) sell or otherwise dispose of the Collateral, as provided in the Security Agreement; (f) take all actions necessary to effect the sale, transfer, or other disposition of the Collateral, including without limitation to submit to FNMA, FHLMC or GNMA a request to effect the sale, transfer, or other disposition of the Collateral, if applicable, and to execute with FNMA, FHLMC or GNMA a transfer or other agreement or to take any other action contemplated under acknowledgement agreements with FNMA, FHLMC or GNMA, if applicable; (g) submit to FNMA, FHLMC or GNMA a request to obtain any proceeds and fees otherwise payable to either or both of the Borrowers upon the termination of any Servicing Contracts, if applicable; and (h) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice, and the Collateral Agent need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         Executed as of the day and year first above written.

                                    DORAL FINANCIAL CORPORATION


                                    By:
                                         ---------------------------------------
                                         Mario S. Levis
                                         Executive Vice President and Treasurer


                                    DORAL MORTGAGE CORPORATION

                                    By:
                                         ---------------------------------------
                                         Mario S. Levis
                                         Vice President

                                                                       EXHIBIT H

                              ADDRESSES FOR NOTICES


Borrowers:                 Doral Financial Corporation
                           1159 F.D. Roosevelt Avenue
                           San Juan, Puerto Rico 00920
                           Attn:  Mario S. Levis
                           Telephone: (809) 749-7108
                           Fax: (809) 792-4025

                           Doral Mortgage Corporation
                           650 Munoz Rivera Avenue
                           San Juan, Puerto Rico 00918
                           Attn: Nelson Santoya
                           Telephone: (809) 756-1790
                           Fax: (809) 756-1792

Agent and
Collateral Agent:          Bankers Trust Company
                           130 Liberty Street, 25th Floor
                           Mail Stop 2252
                           New York, New York 10006
                           Attn: Alec Alenstein
                           Telephone: (212) 250-2306
                           Fax: (212) 669-0738


Lenders:                   Bankers Trust Company
                           130 Liberty Street, 25th Floor
                           Mail Stop 2252
                           New York, New York 10006
                           Attn: Kevin M. McCann
                           Telephone: (212) 250-2304
                           Fax: (212) 669-0738

                                                                       EXHIBIT I


                               MATERIAL LITIGATION

                             SOCORRO MILAGROS RIVERA
                                       V.
                  DORAL MORTGAGE CORPORATION AND MANUEL VARGAS

                              Civil No. KDP94-0216
                  Superior Court of Puerto Rico, San Juan Part



                           This a tort action filed on or about February 25,
1994. Plaintiff alleges that Manuel Vargas Colon, Vice President of Doral Mortgage, sexually harassed her. Plaintiff initially claimed a total of $7,020,000 excluding attorneys' fees, interest and costs. Plaintiff has amended the complaint to add an additional cause of action which increased her total claims by $1,000,000.


                           The case is still pending at the discovery stage. In
the opinion of counsel handling this case the liability, if any, of Doral has been grossly exaggerated. The Plaintiff has made an offer to settle the case for $900,000 which has been turned down by Doral. Counsel believes that Doral has meritorious defenses to such action.


                           Doral has filed a complaint against its insurance
carrier for insurance coverage.

                                                                       EXHIBIT J



                        FORM OF CONFIDENTIALITY AGREEMENT


                     [Letterhead of Participant or Assignee]



                                                                          [DATE]


Doral Financial Corporation
1159 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920
Attention: Mario S. Levis

Doral Mortgage Corporation
650 Munoz Rivera Avenue
San Juan, Puerto Rico 00918
Attention: Nelson Santoya

Dear Sirs:

                  In connection with our proposed purchase of a participation in or assignment of outstanding loans and commitments under the Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of November 5, 1997 between Doral Financial Corporation, a corporation organized under the laws of Puerto Rico, and Doral Mortgage Corporation, a corporation organized under the laws of Puerto Rico (jointly and severally, the "Borrowers"), the lenders party thereto and Bankers Trust Company, as Agent, we may acquire from time to time certain information concerning the business of the Borrowers and their Affiliates which, pursuant to Section 8.16 of the Credit Agreement, the Borrowers or any Affiliate thereof has marked "confidential" (collectively, the "Confidential Information"). Capitalized terms used in this letter without definitions shall have the meanings set forth in the Credit Agreement.

                  We hereby agree that we will not disclose Confidential Information to any Person other than (a) our Affiliates or as otherwise permitted under Section 8.6 of the Credit Agreement, (b) as is required by law or by subpoena or similar court order, or by any governmental, regulatory or supervisory authority or official or as otherwise required to be provided by the undersigned in the ordinary course of its business; (c) our counsel in connection with the transactions contemplated by this Agreement and the other Loan Documents; (d) independent auditors and other advisers retained by the undersigned; and (e) the Agent or the Collateral Agents as contemplated by this Agreement and the other Loan Documents. In addition, unless specifically prohibited by applicable law or court order, the undersigned shall, to the extent practicable, notify the Borrowers of any subpoena or similar court order or of any request by any governmental, regulatory or supervising authority or official (other than any such request in connection with an examination of the financial condition of the undersigned by such authority) for disclosure of any such information prior to disclosure of such information so that the Borrowers may seek an appropriate protective order. Notwithstanding the foregoing, the undersigned shall have no obligation to keep any such information confidential if such information (i) becomes generally available to the public other than as a result of the disclosure by the undersigned in violation of this Agreement, (ii) is available to the undersigned on a non-confidential basis prior to its disclosure to the undersigned by the Borrower or, the Lender who [assigned its interest] [sold a participation] to the undersigned, or (iii) becomes available to the undersigned on a non-confidential basis from a source other than the Borrower or, the Lender who [assigned its interest] [sold a participation] to the undersigned; and any Lender and the undersigned may disclose any such information in connection with any litigation to which such Lender or the undersigned is party relating to this Agreement or any of the other Loan Documents.

                                             Very truly yours,

                                                                       EXHIBIT K



                       PERMITTED SUBORDINATED INDEBTEDNESS

Subordinated indebtedness shall be permitted if:

         (a) the subordinated indebtedness and all obligations thereunder are fully subordinated to the Indebtedness and all Obligations under the Credit Agreement;

         (b) the documents evidencing the subordinated indebtedness (the "SUBORDINATE DEBT DOCUMENTS") shall include the following terms and conditions:

                  (i) No prepayment or amortization of the subordinate debt (the "SUBORDINATE DEBT") shall be permitted;

                  (ii) Prior to an Event of Default regularly scheduled interest payments on the Subordinate Debt shall be permitted provided such payments would not otherwise cause an Event of Default under the Loan Documents;

                  (iii)    The Subordinate Debt shall be unsecured;

                  (iv) The maturity date of the Subordinate Debt (whether upon the scheduled maturity date or upon acceleration or otherwise) may not occur earlier than the Maturity Date; and

                  (v) The holder of the Subordinate Debt shall be required to "standstill" when and if the Agent, the Collateral Agent or the Lenders are enforcing their rights under the Loan Documents; and

         (c) copies of such Subordinate Debt Documents and all amendments, modifications and supplements thereto shall have been delivered to the Agent prior to the incurrence of such Subordinate Debt together with a certification from an Authorized Officer of each Borrower stating that the attached documents are true, correct and complete copies of the Subordinate Debt Documents.

                                                                       EXHIBIT L

                   FORM OF PLEDGED SERVICING PORTFOLIO REPORT

                                                                       EXHIBIT M

                                   [Reserved]

                                                                       EXHIBIT N

                               AUTHORIZED OFFICERS


                           DORAL FINANCIAL CORPORATION

                                  Salomon Levis
                                 Mario S. Levis
                                   Zoila Levis
                                 Shirley Ejarque
                                Ernesto Carattini


                           DORAL MORTGAGE CORPORATION

                                  Salomon Levis
                                 Angel Gonzalez
                                 Alfredo Casals
                                  Edison Velez

                                                                       EXHIBIT O


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement dated as of November 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between (i) DORAL FINANCIAL CORPORATION, a Puerto Rico corporation, and DORAL MORTGAGE CORPORATION, a Puerto Rico corporation, as Borrowers (collectively, the "BORROWERS"), (ii) the Lenders party thereto from time to time, and (iii) BANKERS TRUST COMPANY, as Agent (in such capacity, the "AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule 1 hereto (the "ASSIGNOR") and the Assignee identified on Schedule 1 hereto (the "ASSIGNEE") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement in a principal amount for the Assigned Interest as set forth on Schedule 1 hereto.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of either Borrower, any of their Subsidiaries or any other obligor or the performance or observance by either Borrower, any of their Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto to thereto; and (c) attaches any Notes held by it evidencing the Assigned Interest and (i) requests that the Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Interest requests that the Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignments being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto ( the "Effective Date "). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.


                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                                   ----------
                          to Assignment and Acceptance
                          ----------------------------

Name of Assignor:  ____________________________

Name of Assignee:  ____________________________

Effective Date of Assignment:  ___________________

         Principal
         Amount Assigned            Commitment Percentage Assigned
         ---------------            ------------------------------
         $ _________                ____%


[Name of Assignee]                                     [Name of Assignor]



By:_______________________                            By:_______________________
Name:_____________________                            Name:_____________________
Title:____________________                            Title:____________________


Accepted:                               Consented To:

BANKERS TRUST COMPANY, as               DORAL FINANCIAL CORPORATION [1]
Agent


By:_______________________              By:_______________________
Name:_____________________              Name:_____________________
Title:____________________              Title:____________________

                                        DORAL MORTGAGE CORPORATION

                                        By:_______________________
                                        Name:_____________________
                                        Title:____________________